UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Vinita K. Paul, Vice President and Chief Compliance Officer

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Ellen Drought; Godfrey & Kahn, S.C., 780 N. Water Street, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SEMIANNUAL
REPORT

June 30, 2015

Select Value Fund

Mid Cap Value Fund

Value Plus Fund

Value Fund

International Value Fund

A MESSAGE FROM OUR FOUNDER (UNAUDITED)

An old adage:
A rolling stone gathers no moss.

Dear Fellow Shareholders,

Who would’ve guessed one of the world’s greatest rock bands, the Rolling Stones, would stop in our hometown, little old Milwaukee, on their supersized summer tour? They’re living this old adage as they roll from one city to the next. We’re not advocating investors move at the same brisk pace, but we wouldn’t mind seeing a little more rotating toward intrinsic value.

Whether it’s the hunt for yield that caused money to pour into Real Estate Investment Trusts (REITs) and Utilities or a concern about growth prospects for cyclical names that drove buyers to more defensive areas like Health Care and Consumer Staples, investors have taken a broad-brush perspective to decision making.

The use of index funds highlights a lack of interest in the details. The growth of domestic, passive portfolios has been remarkable in recent years. And, as illustrated, the trend continues this year with an additional $66.7 billion drained from active funds compared to $49.3 billion in new indexed assets through May.

U.S. Assets Under Management Trends – Net Sales Year-to-Date

We suspect this massive shift is causing pricing distortions investors haven’t considered. Most indices are market weighted, meaning new dollars invested are allocated to stocks based on capitalization not valuations. The upshot is that investors continue to bid up yesterday’s winners, regardless of valuation or security-specific risks.

So what might be driving this disinterest in fundamentals? We believe it is uncertainty regarding the strength of the economy. This hesitation is clouding investors’ focus on the long term, but we also see these concerns beginning to subside.

While economic headwinds remain, a steady stream of evidence points to sustainable growth. The breadth of positive economic news is causing investors to begin to examine individual companies. Here are just a few examples we believe demonstrate the growing conviction in the economy:

•	Higher savings rates are resulting in strengthened household balance sheets.
•	Employment for Millennials continues its upward climb with 3 million more in the workforce than in 2010.
•	Housing sales are improving yet are still well below recent peaks and inventory is tight.
•	Auto sales are spiking.

Market leadership reflects a bullish tone, too.

The recent strong performance within cyclical areas such as Information Technology and Financials points to an appetite among investors for risk–on opportunities and reflects a general optimism toward an expanding economy. Meanwhile, Consumer Staples and Utilities, two traditionally defensive groups, have started to lag.

After a prolonged period of frustration as high–quality, attractively valued companies were passed over for reasons often unrelated to their fundamentals, we are heartened by these initial signs. It is too early to declare that idiosyncratic considerations have returned to prominence, but we are encouraged the markets are taking steps toward what we believe is the right direction. We know as the fundamentals continue to return to favor that, as the Stones would say, we’ll make like Jumpin’ Jack Flash and it will be a gas.

We thank you for your continued trust and confidence.

Chairman, CIO and Portfolio Manager

1

HEARTLAND SELECT VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

U.S. equities took two steps forward and one back for much of the first half of 2015 before ending moderately up. The Heartland Select Value Fund Investor Class had a stronger run than the Russell 3000® Value Index, returning 1.92% versus -0.51% for the first six months.

Stock selection in Financials and Materials was a key source of strength. An underweight to Utilities also boosted relative returns. Investor conviction in the Fed raising rates and improvements in net interest margin (NIM) drove interest rate sensitive industries such as Banks and Thrifts to be meaningful contributors on an absolute basis. The Fund also benefited from avoiding some of the biggest laggards among Real Estate Investment Trusts (REITs). We have taken the pullback in REITs as an opportunity to moderately add exposure.

Materials holding RTI International Metals, Inc. (RTI), which was acquired by a competitor at a premium, was a top contributor, adding 110 basis points (bps) of absolute performance. While we do not buy stocks in anticipation of acquisitions, we often view them as a confirmation of our valuation oriented approach to investing. We continue to overweight the sector with an emphasis on Chemicals as well as Paper and Forest Products, and believe the latter will benefit from resurgent building activity.

Our underweight to and stock selection in Utilities bolstered relative returns. During the past few quarters, yield-hungry investors flocked to the area to replace income formerly provided by Treasuries. We viewed valuations as too rich given the limited upside for the heavily regulated group. With yields moving up, the appetite for power companies waned.

Mixed stock selection in Energy had a negative impact on results, yet helped the Fund beat its benchmark. One of the largest owner-operator of tankers, Scorpio Tankers Inc. (STNG), was our strongest performer in the sector and a top five contributor overall. Scorpio is an example of our effort to mitigate the volatility within Energy by limiting direct exposure to pricing of the underlying commodity. Because its revenues are based on shipping day rates, its prospects are more directly tied to tanker capacity and transporting.

Stock selection in Industrials was a mild misstep for the Fund. Much of the relative underperformance was in Machinery. As oil and gas producers cut back on drilling in hopes of finding a profitable balance with demand, capital expenditures declined and many names were swept up in the pain.

Energy prices have recovered moderately this year; however, the still relatively low price of oil aided some of our names. For example, commercial airline JetBlue Airways Corporation (JBLU) continued its surge due in part to lower fuel costs. The company also reported better than expected revenue per plane as a result of progress on initiatives unveiled in late autumn 2014.

We remain optimistic about the economy and continue to believe in the strength of the consumer. At the same time, we acknowledge years of positive results have resulted in some areas being too richly valued.

Against this backdrop, the Fund is positioned to benefit from a healthy consumer and continued steady strengthening of the economy. We continue to be overweight Materials, IT and Industrials and underweight Consumer Staples and Utilities.

CFA is a trademark owned by the CFA Institute.

2

HEARTLAND SELECT VALUE FUND
(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Fifteen	Ten	Five	Three	One	Year To
as of June 30, 2015	Date	Inception	Years	Years	Years	Years	Year	Date*
Investor Class (HRSVX)	10/11/96	10.52%	10.78%	8.39%	13.54%	15.91%	0.84%	1.92%
Institutional Class (HNSVX)	5/1/08	10.66	10.95	8.63	13.88	16.25	1.11	2.05
Russell 3000® Value Index	—	8.78	7.10	7.03	16.36	17.20	3.86	-0.51

Index Source: Standard & Poor’s, Russell® and FactSet Research Systems, Inc.

*Not annualized.

In the prospectus dated 5/1/15, the gross expense ratios for the Investor and Institutional Class are 1.20% and 0.88%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class “Net Annual Operating Expenses” at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/11/96 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: Standard & Poor’s, Russell® and FactSet Research Systems, Inc.

(1) Weighted average

INVESTMENT GOAL

The Select Value Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation through dynamic pursuit of value irrespective of market capitalization, making it compelling as a core holding. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Select Value Fund invests in small and mid-sized companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	49
Net assets	$368.5 mil.
NAV (Investor Class)	$31.92
NAV (Institutional Class)	$31.89
Median market cap	$3.8 bil.
Weighted average market cap	$24.9 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Quest Diagnostics, Inc	3.9%
Photronics, Inc	3.9
Cisco Systems, Inc.	3.7
Capital One Financial Corp	3.6
Scorpio Tankers, Inc.	3.6
The PNC Financial Services Group, Inc.	3.4
Triple-S Management Corp. (Class B)	3.3
Royal Caribbean Cruises, Ltd	3.2
BB&T Corp.	3.2
Bunge, Ltd.	3.0

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/15.

3

HEARTLAND MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

Mid-cap stocks rode a strong start to finish the first half of 2015 higher. Moderate gains masked a volatile six months that saw investors pivot from a defensive posture to one of economic optimism. Mergers and acquisitions (M&A) activity was a key driver in pockets as investors viewed it as a proxy for strong growth prospects, bidding up areas with increased takeover activity.

A flurry of selling late in the period left the Mid Cap Value Fund Investor Class down -0.30% for the first half of the year, lagging its Russell Midcap® Value benchmark, which was up 0.41%.

Strong stock selection in Financials boosted relative results. Interest rate sensitive holdings in the Banks and Thrifts industries performed well on an absolute basis. Insurance names were another bright spot for the Fund. An underweight and selection in Real Estate Investment Trusts (REITs) accounted for the majority of outperformance in the sector. We believe the industry has been overvalued for an extended period as investors have flocked to it in search of yield.

The Fund benefited on a relative basis from an underweight to Utilities. We view the group similar to REITs in that they have been a source of yield for investors looking to replace income lost to low treasury rates. We also see valuations as inflated.

Materials holding Olin Corp. (OLN) was a top contributor, adding 67 basis points (bps) of absolute performance. It was involved in a transaction with The Dow Chemical Company (DOW) in which Olin received operations related to the production of caustic soda and chlorine and agreed to pay the chemical giant a dividend related to the business. We believe the deal provides a significant boost to revenue and will change the scale and market position of the company.

The Fund’s Health Care holdings were additive, but lagged the benchmark. Our lack of exposure to high profile M&A activity in this space was a key factor in the gap in results.

Relative results were also hampered by selection in Industrials. The makeup of the sector is diverse, spanning multiple industries. The Fund’s performance in the group was equally varied. Our Commercial Services & Supplies holdings were a point of weakness. We remain overweight to this space as we believe each of our holdings offer compelling upside potential at attractive valuations.

Consumer Staples name Dean Foods (DF) was a key detractor. The company was under pressure as investors remained concerned about margins in dairy. We continue to be constructive on the company. It has refinanced its debt to more favorable terms and should benefit from additional milk supply coming on line globally, likely resulting in lower input costs.

We anticipate economic growth will keep progressing and consumer resiliency will stay intact. The once red-hot dollar has cooled and should remain benign as economic activity abroad picks up —another positive development for mid-sized companies.

Against this backdrop, we continue to be overweight IT and Industrials and are underweight Utilities and Materials.

CFA is a trademark owned by the CFA Institute.

4

HEARTLAND MID CAP VALUE FUND
(UNAUDITED)

FUND SUMMARY

Total Returns	Inception	Since	Year To
as of June 30, 2015	Date	Inception	Date
Investor Class (HRMDX)	10/31/14	1.31%	-0.30%
Institutional Class (HNMDX)	10/31/14	1.53	-0.20
Russell Midcap® Value Index	–	2.96	0.41

Index Source: Russell® and FactSet Research Systems, Inc.

In the prospectus dated 5/1/15, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Investor and Institutional Class are 1.25% and 0.99%, respectively. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses do not exceed 1.25% of the Fund’s average net assets for the Investor Class and 0.99% for the Institutional Class of the Fund’s average daily net assets, through at least October 31, 2017, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Total Annual Fund Operating Expenses would be 9.62% and 9.36% for the Investor and Institutional Class, respectively. As of the date of this report, the Total Annual Fund Operating Expense ratio is 3.39% and 3.11% for the Investor and Institutional Class, respectively without such waiver and/or reimbursement.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/31/14 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average
(2)	Dun & Bradstreet is excluded because its open market stock repurchases have made the company’s total equity negative, resulting in an excessively high debt ratio that is not reflective of D&B’s investment grade credit rating based on Heartland Advisors’ beliefs.

INVESTMENT GOAL

The Mid Cap Value Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Mid Cap Value Fund seeks long-term capital appreciation by investing in businesses with market capitalizations between $2 and $15 billion and emphasizes dividend paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Mid Cap Value Fund invests in a smaller number of stocks (generally 30 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund. There is no assurance that dividend paying stocks will mitigate volatility. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	51
Net assets	$4.7 mil.
NAV (Investor Class)	$10.10
NAV (Institutional Class)	$10.13
Median market cap	$4.6 bil.
Weighted average market cap	$6.2 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Quest Diagnostics, Inc.	3.6%
Reinsurance Group of America, Inc.	3.6
Digital Realty Trust, Inc.	3.2
First Horizon National Corp.	3.1
Endurance Specialty Holdings, Ltd	3.0
Columbia Property Trust, Inc.	2.9
Essendant, Inc.	2.8
Diebold, Inc.	2.8
CA, Inc.	2.8
Popular, Inc.	2.8

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/15.

5

HEARTLAND VALUE PLUS FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

The year started on a cautious note, and the first six months ended with the Heartland Value Plus Fund Investor Class down -3.92%, trailing the 0.76% return of its benchmark, the Russell 2000® Value Index. The Fund was ahead of its benchmark for much of the second quarter, but a surge in selling spurred by the Greek debt crisis erased those gains.

Our holdings in Consumer Discretionary were key contributors on a relative and absolute basis. An improved job market, solid household balance sheets, and benign inflation gave investors confidence consumers would continue to spend. Our Retail holdings benefited, including Fred’s Inc. (FRED).

We’ve been longtime owners of the operator of drug and general merchandise stores. The company replaced the CEO late last year and upgraded many of its senior executives with industry veterans who have been successful at other nationally recognized retailers and pharmacies. During a recent tour of a Fred’s store with company management, we were impressed with their improvement plans and the number of opportunities they had identified to increase profitability.

Exposure to the strengthening housing market also boosted results. M.D.C. Holdings Inc. (MDC), a Colorado-based home builder under the brand of Richmond American Homes, was a top contributor. We believe MDC’s conservative business strategy provides a safety net to ride out potential volatility in the sector. The company is poised to benefit from the demographic shift underway of Millennials entering the housing market as “first time buyers”— a segment of the market catered to by MDC.

The Fund was able to overcome a significant underweight to the solid performing Financials sector by avoiding Diversified Financial Services and Real Estate Investment Trusts (REITs) — the two worst performing industries in the group. We believe REITs, in particular, have been overvalued for an extended period as investors have flocked to them in search of yield and reduced volatility.

We have largely shunned Utilities — a decision that bolstered results during the first half of the year. We view the group similar to REITs in that they have been a source of yield for investors looking to replace income lost to low treasury rates. We also see valuations as inflated, although recent underperformance may create opportunities.

Our overweight to and selection in Industrials hurt relative performance. Professional Services stocks lagged in the benchmark and the Fund. Given employment numbers have improved, we believe investors may view upside in the space as limited. However, we have identified companies with idiosyncratic drivers of improved performance that are attractive.

Information Technology (IT) was an area of weakness. Our Electronic Equipment Instruments and Components holdings held back results on both an absolute and relative basis.

Despite a slow start for the Fund, we believe the recent renewed focus on prospects for individual companies bodes well for our holdings. After several quarters of paying up for perceived safety, investors are embracing areas levered to a stronger global economic outlook.

With this in mind, the Fund is positioned to benefit from a climate of economic expansion, higher interest rates, and a buoyant consumer. We have increased our weighting to Consumer Discretionary, where improved consumer finances, job prospects, and an uptick in household formations should provide tailwinds for the sector, and continue to see value in Industrials, Materials, and Energy.

CFA is a registered trademark owned by the CFA Institute.

6

HEARTLAND VALUE PLUS FUND
(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty	Fifteen	Ten	Five	Three	One	Year To
as of June 30, 2015	Date	Inception	Years	Years	Years	Years	Years	Year	Date*
Investor Class (HRVIX)	10/26/93	10.61%	10.63%	10.42%	8.26%	10.83%	10.08%	-11.24%	-3.92%
Institutional Class (HNVIX)	5/1/08	10.71	10.74	10.56	8.48	11.15	10.38	-11.01	-3.80
Russell 2000® Value Index	—	10.11	10.33	9.87	6.87	14.81	15.50	0.78	0.76

Index Source: Russell® and FactSet Research Systems, Inc.

*Not annualized.

In the prospectus dated 5/1/15, the gross expense ratios for the Investor and Institutional Class are 1.14% and 0.89%, respectively. The Advisor has voluntarily agreed to waive fees and/ or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/26/93 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1) Weighted average

INVESTMENT GOAL

The Value Plus Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Value Plus Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Value Plus Fund invests in small companies that generally are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	55
Net assets	$1.7 bil.
NAV (Investor Class)	$30.42
NAV (Institutional Class)	$30.37
Median market cap	$1.0 bil.
Weighted average market cap	$1.4 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Regis Corp.	3.9%
MDC Holdings, Inc.	3.7
Quanex Building Products Corp.	3.6
Dean Foods Co.	3.3
WPX Energy, Inc.	3.0
Chico's FAS, Inc.	2.9
TCF Financial Corp.	2.9
Granite Construction, Inc.	2.8
Fred's, Inc. (Class A)	2.8
Heidrick & Struggles International, Inc.	2.8

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/15.

7

HEARTLAND VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

Small-cap stocks ended the first half of the year moderately higher with the Russell 2000® Value Index returning 0.76%. The Heartland Value Fund Investor Share Class was down -1.33% during the same period. The tepid performance for the market highlights a general lack of respect for a steady, growing economy.

Results were impacted at the tail end of the period by a surge in selling as the markets grappled with the Greek debt crisis.

An overweight to and stock selection in Health Care boosted results. Strength in the sector was widespread with the Fund up in four of the five industries in which it has exposure. One of our two holdings in Biotechnology led to negative performance for the group.

In Consumer Discretionary, homebuilders were a source of strength for us. The rate of home building in the U.S. is accelerating, as illustrated below, and is destined to continue higher over the next several years.

Building on a promising trend

Source: Bloomberg L.P., 6/30/1995 to 5/31/2015 U.S. New Privately Owned Housing Units Started by Structure Total, seasonally adjusted

M.D.C. Holdings Inc. (MDC), a Colorado-based home builder with $1.7 billion in sales, was a key contributor. We believe M.D.C.’s cautious business management provides a safety cushion to weather the volatility in this space. We initiated our position when the company was trading at approximately 1x book value and had a dividend yield of over 3%. After our initial purchase, we have added shares opportunistically. The company is also poised to benefit from demographic shifts underway as Millennials become a force in the economy. As this generation enters the new construction market, it could be particularly beneficial for M.D.C., which sells 40% of its homes to first-time buyers. As illustrated, there has been an uptick in first-time buyers but levels remain well below previous highs.

First–time buyers on the move

Source: Evercore ISI, January 2009 to May 2015

Strong stock selection in Financials was positive for the Fund and helped it overcome a significant underweight to the benchmark. Bank and Thrift stocks were up as investors anticipated net interest margins will increase when rates climb. With an improving economy, lending standards are also beginning to loosen, which could lead to greater loan demand.

Midwest based TCF Financial Corporation (TCB) was a top contributor. In the years since the financial crisis, the company has reconfigured its loan portfolio, reducing its commercial real estate book and quadrupling its specialty lending presence in auto, equipment, and inventory.

By changing its mix, the bank has shortened its loan maturity profile. As a result, when interest rates increase, the company should be able to redeploy cash flows into higher yielding assets more quickly than peers.

We are encouraged by the persistent pace of economic growth, preferring sustainability over economic booms — which are inevitably followed by busts. While many investors have sat idly waiting for a flashing sign that the recovery is sustainable, we’ve been doing bottom-up fundamental analysis based on our 10 Principles of Value Investing™ to uncover compelling opportunities. The disconnect between investor sentiment and economic reality has created a pool of solid, inexpensive companies for us to draw from.

CFA is a trademark owned by the CFA Institute.

During the semi-annual period, the Fund was managed by a different team than it has currently.

8

HEARTLAND VALUE FUND
(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty-Five	Fifteen	Ten	Five	Three	One	Year To
as of June 30, 2015	Date	Inception	Years	Years	Years	Years	Years	Year	Date*
Investor Class (HRTVX)	12/28/84	12.41%	12.03%	10.20%	6.93%	12.23%	13.13%	-6.90%	-1.33%
Institutional Class (HNTVX)	5/1/08	12.46	12.10	10.31	7.09	12.41	13.31	-6.77	-1.24
Russell 2000® Value Index	—	11.40	11.17	9.87	6.87	14.81	15.50	0.78	0.76

Index Source: Russell® and FactSet Research Systems, Inc.

*Not annualized.

In the prospectus dated 5/1/15, the gross expense ratios for the Investor and Institutional Class are 1.07% and 0.91%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 12/28/84 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1) Weighted average

INVESTMENT GOAL

The Value Fund seeks long-term capital appreciation by investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The small and micro-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Value Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Value Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies and there is risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	126
Net assets	$1.0 bil.
NAV (Investor Class)	$43.15
NAV (Institutional Class)	$43.84
Median market cap	$314 mil.
Weighted average market cap	$724 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

TCF Financial Corp.	2.8%
Invacare Corp.	2.0
Acacia Research Corp.	2.0
CareTrust REIT, Inc.	1.9
Fukuda Denshi Co., Ltd.	1.9
Fred's, Inc. (Class A)	1.8
Astec Industries, Inc.	1.8
The Ensign Group, Inc.	1.8
Barrett Business Services, Inc.	1.7
Trinity Biotech PLC (Sponsored ADR)	1.7

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/15.

9

HEARTLAND INTERNATIONAL VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

The Heartland International Value Fund endured a slow start but produced solid absolute returns during the first six months of the year. The Fund gained 4.40% while the Russell Global® ex-U.S. Small Cap Value Index was up 7.08%.

The Fund’s top performer for the period demonstrates the significance China played in the markets. Wasion Group Holdings Ltd. (3393 HK), a manufacturer of smart meters and energy measurement equipment, was up 68.44%. Its products are critical to a multi-year project to install digital smart meters and upgrade power distribution grids in mainland China. The company has been able to consistently deliver strong profitability and earnings growth.

Stock selection in Information Technology (IT) and Financials, particularly within the Capital Markets industry, was strong. Money has poured into Asian markets, and, as illustrated, trading volume has climbed over the past 14 months. Our names benefited from fees and commissions generated by the increased activity.

KOSPI Index (trading volume in billions)

Source: Bloomberg L.P., 12/30/2013 to 6/30/2015

Holdings in Consumer Staples also bolstered relative performance and overcame the negative impact of an underweight to the group. The Household Products industry accounted for much of the strength. McBride, PLC (MCB LN), a manufacturer and distributor of private-label household and personal care products, was a top performer. The company is an innovator in its niche and has a track record of being able to bring products from concept to production quickly. As a supplier to some of the larger retailers in Europe, it has been able to follow its clients into new regions and fine tune its approach while still having a steady pipeline of sales. At 10x estimated 2016 earnings, McBride is trading at the low end of its 10-year range of 10x to 25x price/earnings.

A material overweight to Health Care helped offset some underperformance caused by stock selection in the group. Holdings in Industrials hurt performance with much of the weakness stemming from a single name. We exited Canadian aircraft manufacturer Bombardier, Inc. (BBD/B CN) during the first quarter after numerous delays in the rollout of a commercial jet and a pre-announcement of poor fourth quarter results. Our selling was prompted by concerns the company would undertake a dilutive equity offering to raise cash.

Currency hedges to the Japanese Yen and Euro were moderate contributors.

On a region basis, our investments in Europe provided a tailwind versus the benchmark. The Fund’s performance in Hong Kong more than offset weakness in Japan.

We are finding attractive valuations in Industrials and have been adding selectively to the space. As economic environments continue to strengthen, we believe names in the sector will enjoy a strong tailwind from increased sales. Regionally, we remain constructive on Europe and believe companies in the Eurozone will continue to reap the benefits of stimulative moves by the European Central Bank. As such, we are looking to the area for opportunities.

CFA is a trademark owned by the CFA Institute.

During the semi-annual period, the Fund was managed by a different team than it has currently.

10

HEARTLAND INTERNATIONAL VALUE FUND
(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Three	One	Year To
as of June 30, 2015	Date	Inception*	Years	Year	Date*
Investor Class (HINVX)	10/1/10	3.48%	10.53%	-5.31%	4.40%
Russell Global® ex-U.S. Small Cap Value Index	—	6.77	11.85	-4.33	7.08

Index Source: Russell®, MSCI and FactSet Research Systems, Inc.

*Not annualized.

In the prospectus dated 5/1/15, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund is 1.49%. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses do not exceed 1.49% of the Fund’s average daily net assets, through at least May 1, 2016, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Total Annual Fund Operating Expenses would be 1.76%. As of the date of this report, the Total Annual Fund Operating Expense ratio is 1.71% without such waiver and/or reimbursement.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 90 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. Performance data quoted for periods prior to 10/1/13 for the International Value Fund is that of the Predecessor Fund, which commenced operations on 10/1/10. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

On May 1, 2014, the International Value Fund’s benchmark changed from the MSCI AC World Index ex USA Small Cap Value to the Russell Global® ex-U.S. Small Cap Value Index. The primary reason for the change is this benchmark’s definition of value is based on the fundamental attributes of individual securities, which better aligns with the Fund’s investment strategy.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/1/10 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1) Weighted average

INVESTMENT GOAL

The International Value Fund seeks long-term capital appreciation with modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The International Value Fund seeks long-term capital appreciation by investing in small- and mid-cap international companies, with an emphasis on dividends. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The International Value Fund invests primarily in small foreign companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Foreign securities have additional risk, including but not limited to, exchange rate changes, political and economic upheaval, and relatively low market liquidity. These risks are magnified in emerging markets. There is no assurance that dividend-paying stocks will mitigate volatility. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund. Value investments are subject to the risk that their intrinsic values may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	45
Net assets	$30 mil.
NAV	$10.20
Median market cap	$608 mil.
Weighted average market cap	$942 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Keck Seng Investments	5.1%
Wasion Group Holdings, Ltd.	4.1
Kurita Water Industries, Ltd.	3.4
Daekyo Co., Ltd.	3.4
McBride PLC	3.2
Mirae Asset Securities Co., Ltd.	3.0
Yushin Precision Equipment Co., Ltd.	2.9
Takamatsu Construction Group Co., Ltd.	2.9
Samsung Securities Co., Ltd.	2.9
Clear Media, Ltd.	2.8

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/15.

11

THE HEARTLAND FAMILY OF EQUITY FUNDS

ADDITIONAL FUND CHARACTERISTICS (UNAUDITED)

MARKET CAP SEGMENTATION – % OF EQUITY INVESTMENTS

The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked 10 Principles of Value Investing™. We believe this process—which places emphasis on identifying a catalyst—may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies on which each Fund’s portfolio management team focuses. The following table summarizes the market capitalization of each of the Heartland Funds on June 30, 2015.

	SELECT	MID CAP	VALUE	VALUE	INTERNATIONAL
	VALUE FUND	VALUE FUND	PLUS FUND	FUND	VALUE FUND
Micro-Cap Holdings – $0 - $300 million	0.0%	0.0%	3.7%	32.7%	20.1%
Small-Cap Holdings – $300 million - $2 billion	33.5	13.3	75.4	61.1	10.8
Mid-Cap Holdings – $2 - $15 billion	31.4	81.0	20.9	6.2	69.1
Large-Cap Holdings – Greater than $15 billion	35.1	5.7	0.0	0.0	0.0
Total	100.0%	100.0%	100.0%	100.0%	100.0%

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS (EXCLUDES COLLATERAL FROM SECURITIES LOANED)

The following table summarizes the sector classifications of each of the Heartland Funds as of June 30, 2015. These sectors represent groupings of industry classifications.

	SELECT	MID CAP	VALUE	VALUE	INTERNATIONAL
	VALUE FUND	VALUE FUND	PLUS FUND	FUND	VALUE FUND
Consumer Discretionary	9.7%	7.4%	16.5%	15.5%	22.8%
Consumer Staples	3.0	4.7	3.2	3.0	4.7
Energy	8.8	4.6	9.9	5.4	3.7
Financials	27.8	34.6	16.1	22.1	15.4
Health Care	12.9	6.8	4.9	13.9	8.5
Industrials	11.1	15.0	26.3	20.5	18.6
Information Technology	13.4	19.0	14.3	13.5	10.4
Materials	6.3	3.8	7.2	5.1	8.4
Telecommunication Services	1.4	0.0	0.0	0.0	0.0
Utilities	3.2	2.3	0.9	0.0	1.4
Short-Term Investments	2.4	1.8	0.7	1.0	6.1
Total	100.0%	100.0%	100.0%	100.0%	100.0%

Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Investments purchased with cash collateral from securities loaned, if any, are excluded from these tables.

12

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13

FINANCIAL STATEMENTS

SELECT VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2015 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (98.4%)
Airlines (2.1%)
JetBlue Airways Corp.(a)	368,323	$7,646,386

Automobiles (1.0%)
Ford Motor Co.	250,000	3,752,500

Building Products (2.5%)
Universal Forest Products, Inc.	175,000	9,105,250

Capital Markets (2.0%)
The Bank of New York
Mellon Corp.	180,000	7,554,600

Chemicals (2.9%)
LSB Industries, Inc.(a)	150,000	6,126,000
The Mosaic Co.	95,000	4,450,750
		10,576,750

Commercial Banks (12.4%)
BB&T Corp.	290,000	11,689,900
Boston Private Financial Holdings, Inc.	770,000	10,325,700
Citigroup, Inc.	40,000	2,209,600
First Interstate BancSystem, Inc. (Class A)	200,000	5,548,000
Popular, Inc.(a)	120,000	3,463,200
The PNC Financial Services Group, Inc.	130,000	12,434,500
		45,670,900

Commercial Services & Supplies (4.4%)
Essendant, Inc.	175,000	6,868,750
The ADT Corp.(b)	275,000	9,231,750
		16,100,500

Communications Equipment (4.3%)
ADTRAN, Inc.	125,000	2,031,250
Cisco Systems, Inc.	500,000	13,730,000
		15,761,250

Computers & Peripherals (0.5%)
Lexmark International, Inc. (Class A)	42,475	1,877,395

Consumer Finance (3.6%)
Capital One Financial Corp.	150,000	13,195,500

Diversified Telecommunication Services (1.4%)
AT&T, Inc.	150,000	5,328,000

Electric Utilities (2.1%)
Exelon Corp.	250,000	7,855,000

Electronic Equipment & Instruments (2.0%)
Fabrinet(a)	400,000	7,492,000

Energy Equipment & Services (2.1%)
Tidewater, Inc.(b)	100,000	2,273,000
Unit Corp.(a)	200,000	5,424,000
		7,697,000

Food Products (3.0%)
Bunge, Ltd.	125,000	10,975,000

Health Care Providers & Services (9.0%)
Owens & Minor, Inc.	193,499	6,578,966
Quest Diagnostics, Inc.	200,000	14,504,000
Triple-S Management Corp. (Class B)(a)	475,000	12,188,500
		33,271,466

Hotels, Restaurants & Leisure (3.2%)
Royal Caribbean Cruises, Ltd.	150,000	11,803,500

Household Durables (1.1%)
PulteGroup, Inc.	200,000	4,030,000

Insurance (3.2%)
Principal Financial Group, Inc.	125,000	6,411,250
Symetra Financial Corp.	217,686	5,261,471
		11,672,721

IT Services (1.5%)
Teradata Corp.(a)	150,000	5,550,000

Machinery (2.3%)
Oshkosh Corp.	200,000	8,476,000

Metals & Mining (0.8%)
Haynes International, Inc.	60,000	2,959,200

Multiline Retail (1.4%)
Fred’s, Inc. (Class A)	266,060	5,132,297

Multi-Utilities (1.1%)
MDU Resources Group, Inc.	200,000	3,906,000

Oil, Gas & Consumable Fuels (6.8%)
Devon Energy Corp.	60,000	3,569,400
Hess Corp.	125,000	8,360,000
Scorpio Tankers, Inc.	1,300,000	13,117,000
		25,046,400

Paper & Forest Products (2.7%)
Boise Cascade Co.(a)	270,000	9,903,600

Pharmaceuticals (4.0%)
Pfizer, Inc.	220,000	7,376,600
Teva Pharmaceutical Industries, Ltd. (ADR)	125,000	7,387,500
		14,764,100

Real Estate Investment Trusts (REITs) (4.5%)
Digital Realty Trust, Inc.	120,000	8,001,600
Franklin Street Properties Corp.	773,994	8,753,872
		16,755,472

Semiconductors (3.9%)
Photronics, Inc.(a)	1,500,000	14,265,000

Software (1.3%)
CA, Inc.	169,311	4,959,119

Specialty Retail (3.0%)
American Eagle Outfitters, Inc.	483,746	8,330,106
Murphy USA, Inc.(a)	50,000	2,791,000
		11,121,106

Thrifts & Mortgage Finance (2.3%)
Washington Federal, Inc.	360,000	8,406,000

TOTAL COMMON STOCKS
(Cost $284,363,850)		$362,610,012

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (2.4%)
Time Deposits (2.4%)
Wells Fargo (Grand Cayman)(c)(d)	0.03%	$8,868,072	$8,868,072

TOTAL SHORT-TERM INVESTMENTS
(Cost $8,868,072)			$8,868,072

	INTEREST
	RATE	SHARES	VALUE
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED (2.3%)
Registered Investment Companies (2.3%)
Invesco Treasury Portfolio Short-Term Investments Trust, Institutional Class(e)	0.01%	8,643,750	$8,643,750

TOTAL INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED (Cost $8,643,750)			$8,643,750

TOTAL INVESTMENTS - (103.1%)
(Cost $301,875,672)			$380,121,834
OTHER ASSETS AND LIABILITIES, NET - (-3.1%)			(11,597,184)
TOTAL NET ASSETS - (100.0%)			$368,524,650

The accompanying Notes to Financial Statements are an integral part of these Statements.

14

MID CAP VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2015 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (97.7%)
Aerospace & Defense (2.4%)
Textron, Inc.	2,502	$111,664

Auto Components (0.8%)
Autoliv, Inc.	313	36,543

Beverages (0.9%)
Molson Coors Brewing Co. (Class B)	606	42,305

Building Products (1.8%)
Owens Corning	2,039	84,109

Chemicals (0.7%)
Olin Corp.	1,289	34,738

Commercial Banks (12.5%)
First Horizon National Corp.	9,266	145,198
Huntington Bancshares, Inc.	11,226	126,966
Popular, Inc.(a)	4,471	129,033
SunTrust Banks, Inc.	1,934	83,201
Zions Bancorporation	3,193	101,330
		585,728

Commercial Services & Supplies (6.9%)
Brady Corp. (Class A)	3,696	91,439
Essendant, Inc.	3,405	133,646
The ADT Corp.	2,937	98,595
		323,680

Communications Equipment (1.8%)
Brocade Communications Systems, Inc.	6,987	83,006

Computers & Peripherals (4.8%)
Diebold, Inc.	3,777	132,195
Lexmark International, Inc. (Class A)	2,137	94,455
		226,650

Containers & Packaging (2.3%)
Avery Dennison Corp.	619	37,722
Bemis Co., Inc.	1,514	68,145
		105,867

Electric Utilities (2.3%)
FirstEnergy Corp.	3,345	108,880

Electronic Equipment & Instruments (4.5%)
Avnet, Inc.	2,773	113,998
AVX Corp.	7,249	97,572
		211,570

Energy Equipment & Services (2.3%)
RPC, Inc.	3,398	46,994
Unit Corp.(a)	2,181	59,149
		106,143

Food Products (3.7%)
Bunge, Ltd.	1,086	95,351
Dean Foods Co.	4,969	80,348
		175,699

Health Care Providers & Services (6.7%)
Health Net, Inc.(a)	919	58,926
Owens & Minor, Inc.	2,541	86,394
Quest Diagnostics, Inc.	2,355	170,785
		316,105

Hotels, Restaurants & Leisure (1.8%)
Royal Caribbean Cruises, Ltd.	1,067	83,962

Household Durables (1.1%)
PulteGroup, Inc.	2,587	52,128

Insurance (12.1%)
Assurant, Inc.	768	51,456
Endurance Specialty Holdings, Ltd.	2,132	140,072
Principal Financial Group, Inc.	1,829	93,809
Reinsurance Group of America, Inc.	1,757	166,687
Symetra Financial Corp.	4,769	115,267
		567,291

IT Services (4.9%)
ManTech International Corp. (Class A)	2,619	75,951
Teradata Corp.(a)	2,169	80,253
The Western Union Co.	3,667	74,550
		230,754

Machinery (1.4%)
Joy Global, Inc.	1,773	64,183

Metals & Mining (0.8%)
Alcoa, Inc.	3,250	36,237

Oil, Gas & Consumable Fuels (2.3%)
Ultra Petroleum Corp.(a)	8,709	109,037

Professional Services (1.6%)
The Dun & Bradstreet Corp.	609	74,298

Real Estate Investment Trusts (REITs) (7.6%)
Columbia Property Trust, Inc.	5,475	134,411
Digital Realty Trust, Inc.	2,276	151,764
Sun Communities, Inc.	1,143	70,672
		356,847

Software (2.8%)
CA, Inc.	4,511	132,127

Specialty Retail (3.7%)
Abercrombie & Fitch Co. (Class A)	2,784	59,884
Murphy USA, Inc.(a)	1,056	58,946
Staples, Inc.	3,536	54,136
		172,966

Thrifts & Mortgage Finance (2.3%)
Washington Federal, Inc.	4,528	105,729

Trading Companies & Distributors (0.9%)
Finning International, Inc. (CAD)(f)	2,348	44,159

TOTAL COMMON STOCKS
(Cost $4,585,383)		$4,582,405

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (1.8%)
Time Deposits (1.8%)
JP Morgan Chase (Nassau)(c)(d)	0.03%	$82,361	$82,361

TOTAL SHORT-TERM INVESTMENTS
(Cost $82,361)			$82,361

TOTAL INVESTMENTS - (99.5%)
(Cost $4,667,744)			$4,664,766
OTHER ASSETS AND LIABILITIES, NET - (0.5%)			24,636
TOTAL NET ASSETS - (100.0%)			$4,689,402

The accompanying Notes to Financial Statements are an integral part of these Statements.

15

VALUE PLUS FUND – SCHEDULE OF INVESTMENTS

June 30, 2015 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (100.0%)
Building Products (5.8%)
Quanex Building Products Corp.(g)	2,836,300	$60,781,909
Universal Forest Products, Inc.(g)	700,000	36,421,000
		97,202,909

Chemicals (3.5%)
Intrepid Potash, Inc.(a)(g)	3,700,000	44,178,000
Tronox, Ltd. (Class A)	1,000,000	14,630,000
		58,808,000

Commercial Banks (14.3%)
Berkshire Hills Bancorp, Inc.	650,000	18,512,000
Capital Bank Financial Corp. (Class A)(a)	500,000	14,535,000
CenterState Banks, Inc.	1,575,000	21,278,250
Independent Bank Corp.	469,900	22,033,611
Old National Bancorp	2,200,000	31,812,000
Renasant Corp.	521,300	16,994,380
TCF Financial Corp.	2,900,000	48,169,000
Umpqua Holdings Corp.	2,500,000	44,975,000
Union Bankshares Corp.	950,000	22,078,000
		240,387,241

Commercial Services & Supplies (3.7%)
Brady Corp. (Class A)(g)	1,850,000	45,769,000
Quad/Graphics, Inc.	876,300	16,220,313
		61,989,313

Communications Equipment (0.3%)
Acacia Research Corp.	595,150	5,219,466

Construction & Engineering (2.8%)
Granite Construction, Inc.(g)	1,345,000	47,760,950

Consumer Finance (0.6%)
Cash America International, Inc.	400,000	10,476,000

Diversified Consumer Services (3.9%)
Regis Corp.(a)(g)	4,150,000	65,404,000

Electric Utilities (0.9%)
El Paso Electric Co.	425,000	14,730,500

Electrical Equipment (2.3%)
Encore Wire Corp.(g)	875,000	38,753,750

Electronic Equipment & Instruments (6.6%)
CTS Corp.(g)	1,500,000	28,905,000
Knowles Corp.(a)	2,500,000	45,250,000
Park Electrochemical Corp.(g)	1,900,000	36,404,000
		110,559,000

Energy Equipment & Services (4.4%)
CARBO Ceramics, Inc.	600,000	24,978,000
Gulf Island Fabrication, Inc.(g)	899,996	10,052,955
Unit Corp.(a)	1,450,000	39,324,000
		74,354,955

Food Products (3.3%)
Dean Foods Co.	3,400,000	54,978,000

Health Care Equipment & Supplies (2.7%)
Invacare Corp.(g)	2,122,235	45,903,943

Health Care Providers & Services (2.2%)
Owens & Minor, Inc.	1,100,000	37,400,000

Household Durables (3.7%)
MDC Holdings, Inc.	2,100,000	62,937,000

Insurance (1.3%)
OneBeacon Insurance Group, Ltd. (Class A)(g)	1,500,000	21,765,000

IT Services (4.1%)
Leidos Holdings, Inc.	850,000	34,314,500
ManTech International Corp. (Class A)(g)	1,175,000	34,075,000
		68,389,500

Machinery (5.7%)
Albany International Corp. (Class A)	600,000	23,880,000
Dynamic Materials Corp.(g)	900,000	9,900,000
ESCO Technologies, Inc.(g)	500,000	18,705,000
Federal Signal Corp.(g)	1,365,964	20,366,523
FreightCar America, Inc.(g)	725,000	15,138,000
Twin Disc, Inc.(g)	372,805	6,949,085
		94,938,608

Metals & Mining (3.7%)
Commercial Metals Co.	1,700,000	27,336,000
Materion Corp.(g)	1,000,000	35,250,000
		62,586,000

Multiline Retail (2.8%)
Fred’s, Inc. (Class A)(g)	2,400,000	46,296,000

Oil, Gas & Consumable Fuels (5.5%)
Stone Energy Corp.(a)	700,000	8,813,000
Ultra Petroleum Corp.(a)	2,700,000	33,804,000
WPX Energy, Inc.(a)	4,100,000	50,348,000
		92,965,000

Professional Services (6.3%)
CDI Corp.(g)	1,562,006	20,306,078
Heidrick & Struggles International, Inc.(g)	1,775,000	46,292,000
Resources Connection, Inc.(g)	2,400,000	38,616,000
		105,214,078

Semiconductors (3.4%)
Cypress Semiconductor Corp.	900,000	10,584,000
Entegris, Inc.(a)	1,700,000	24,769,000
MKS Instruments, Inc.	575,000	21,815,500
		57,168,500

Specialty Retail (6.2%)
American Eagle Outfitters, Inc.	1,750,000	30,135,000
Chico’s FAS, Inc.	2,950,000	49,058,500
Pier 1 Imports, Inc.	2,000,000	25,260,000
		104,453,500

TOTAL COMMON STOCKS
(Cost $1,521,742,480)		$1,680,641,213

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.7%)
Time Deposits (0.7%)
Wells Fargo (Grand Cayman)(c)(d)	0.03%	$12,086,511	$12,086,511

TOTAL SHORT-TERM INVESTMENTS
(Cost $12,086,511)			$12,086,511

TOTAL INVESTMENTS - (100.7%)
(Cost $1,533,828,991)			$1,692,727,724
OTHER ASSETS AND LIABILITIES, NET - (-0.7%)			(11,452,729)
TOTAL NET ASSETS - (100.0%)			$1,681,274,995

The accompanying Notes to Financial Statements are an integral part of these Statements.

16

VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2015 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (98.7%)
Aerospace & Defense (2.5%)
AAR Corp.	500,000	$15,935,000
CPI Aerostructures, Inc.(a)	200,000	2,002,000
Kratos Defense & Security Solutions, Inc.(a)	1,250,000	7,875,000
		25,812,000

Auto Components (0.9%)
Spartan Motors, Inc.	700,000	3,206,000
Stoneridge, Inc.(a)	500,000	5,855,000
		9,061,000

Beverages (1.2%)
MGP Ingredients, Inc.	600,000	10,092,000
Primo Water Corp.(a)	500,000	2,860,000
		12,952,000

Biotechnology (0.0%)(h)
Signal Genetics, Inc.(a)(b)(g)	115,000	251,850

Building Products (0.7%)
Gibraltar Industries, Inc.(a)	350,000	7,129,500

Commercial Banks (12.1%)
Boston Private Financial Holdings, Inc.	1,000,000	13,410,000
Capital City Bank Group, Inc.	600,000	9,162,000
CoBiz Financial, Inc.	932,896	12,192,951
Heritage Financial Corp.	478,000	8,541,860
MainSource Financial Group, Inc.	523,744	11,496,181
MidSouth Bancorp, Inc.(b)	350,000	5,341,000
Pacific Continental Corp.	734,893	9,943,102
People’s Utah Bancorp(a)	150,000	2,547,000
S&T Bancorp, Inc.	100,000	2,959,000
TCF Financial Corp.	1,750,000	29,067,500
TriCo Bancshares	377,320	9,074,546
TriState Capital Holdings, Inc.(a)	1,000,000	12,930,000
		126,665,140

Commercial Services & Supplies (2.1%)
Hudson Technologies, Inc.(a)(g)	2,500,000	8,725,000
Perma-Fix Environmental Services, Inc.(a)(g)	860,000	3,276,600
TRC Cos., Inc.(a)(g)	939,627	9,537,214
		21,538,814

Communications Equipment (3.5%)
Acacia Research Corp.	2,400,000	21,048,000
AgJunction, Inc. (CAD)(a)(f)(g)(i)	5,571,500	2,498,031
InterDigital, Inc.	100,000	5,689,000
PC-Tel, Inc.	750,000	5,385,000
Westell Technologies, Inc. (Class A)(a)(g)	2,101,174	2,080,162
		36,700,193

Computers & Peripherals (0.4%)
QLogic Corp.(a)	300,000	4,257,000

Construction & Engineering (0.8%)
Northwest Pipe Co.(a)	400,000	8,148,000

Diversified Consumer Services (2.6%)
Lincoln Educational Services Corp.(g)	2,385,469	4,818,647
Regis Corp.(a)	1,000,000	15,760,000
Universal Technical Institute, Inc.	750,000	6,450,000
		27,028,647

Diversified Financial Services (0.6%)
Collection House, Ltd. (AUD)(c)(f)	3,671,436	6,322,543

Electrical Equipment (1.4%)
LSI Industries, Inc.	119,646	1,117,494
Magnetek, Inc.(a)(g)	299,999	10,322,965
Pioneer Power Solutions, Inc.(a)(b)(g)(i)	500,000	3,575,000
		15,015,459

Electronic Equipment & Instruments (2.1%)
Checkpoint Systems, Inc.	400,000	4,072,000
CUI Global, Inc.(a)(b)	1,000,000	5,060,000
Fabrinet(a)	400,000	7,492,000
Mercury Systems, Inc.(a)	100,000	1,464,000
Vishay Precision Group, Inc.(a)	250,000	3,765,000
		21,853,000

Energy Equipment & Services (1.9%)
Unit Corp.(a)	600,000	16,272,000
Willbros Group, Inc.(a)	2,500,000	3,200,000
		19,472,000

Food Products (1.5%)
Boulder Brands, Inc.(a)(b)	500,000	3,470,000
Hanover Foods Corp. (Class A)(i)	49,250	4,925,493
Landec Corp.(a)	500,000	7,215,000
		15,610,493

Health Care Equipment & Supplies (7.0%)
Accuray, Inc.(a)(b)	2,100,000	14,154,000
Fukuda Denshi Co., Ltd. (JPY)(c)(f)(i)	348,100	19,323,310
Invacare Corp.	988,822	21,388,220
Trinity Biotech PLC (ADR)	1,000,000	18,060,000
		72,925,530

Health Care Providers & Services (4.0%)
Cross Country Healthcare, Inc.(a)	500,000	6,340,000
Digirad Corp.(g)	1,522,189	6,606,300
Hooper Holmes, Inc.(a)(g)	6,242,700	1,189,235
PDI, Inc.(a)(g)	1,490,000	2,130,700
PharMerica Corp.(a)	200,000	6,660,000
Sharps Compliance Corp.(a)	17,200	119,540
The Ensign Group, Inc.	368,350	18,807,951
		41,853,726

Hotels, Restaurants & Leisure (1.9%)
Bravo Brio Restaurant Group, Inc.(a)(g)	1,000,000	13,550,000
Jamba, Inc.(a)(b)	400,000	6,196,000
		19,746,000

Household Durables (3.0%)
KB Home	750,000	12,450,000
MDC Holdings, Inc.(b)	400,000	11,988,000
WCI Communities, Inc.(a)	300,000	7,317,000
		31,755,000

Household Products (0.3%)
Oil-Dri Corp. of America	100,000	3,038,000

Insurance (4.1%)
Donegal Group, Inc. (Class A)	300,000	4,569,000
Endurance Specialty Holdings, Ltd.	250,000	16,425,000
OneBeacon Insurance Group, Ltd. (Class A)	1,000,000	14,510,000
State Auto Financial Corp.	300,000	7,185,000
		42,689,000

Internet Software & Services (0.3%)
TechTarget, Inc.(a)	370,000	3,304,100

IT Services (3.6%)
Ciber, Inc.(a)	2,750,000	9,487,500
Computer Task Group, Inc.	601,332	4,642,283
Datalink Corp.(a)	300,000	2,682,000
NCI, Inc. (Class A)(g)	611,871	6,320,628
NeuStar, Inc. (Class A)(a)	200,000	5,842,000
StarTek, Inc.(a)(g)(i)	1,400,000	8,260,000
		37,234,411

Life Sciences Tools & Services (2.7%)
Albany Molecular Research, Inc.(a)(b)	240,243	4,857,713
Cambrex Corp.(a)(j)	400,000	17,576,000
Harvard Bioscience, Inc.(a)	1,000,000	5,700,000
		28,133,713

The accompanying Notes to Financial Statements are an integral part of these Statements.

17

VALUE FUND – SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2015 (Unaudited)

	SHARES	VALUE
Machinery (7.0%)
Adept Technology, Inc.(a)(b)	650,000	$4,680,000
Astec Industries, Inc.	450,000	18,819,000
Commercial Vehicle Group, Inc.(a)	750,000	5,407,500
FreightCar America, Inc.	400,000	8,352,000
Jason Industries, Inc.(a)(g)	1,000,000	6,810,000
L.B. Foster Co. (Class A)	175,000	6,056,750
Lydall, Inc.(a)	500,000	14,780,000
MFRI, Inc.(a)	250,000	1,512,500
Supreme Industries, Inc. (Class A)(g)	750,000	6,427,500
		72,845,250

Marine (0.1%)
Rand Logistics, Inc.(a)	485,860	1,574,186

Metals & Mining (4.2%)
Ampco-Pittsburgh Corp.	400,000	6,048,000
IAMGOLD Corp. (CAD)(a)(b)(f)	6,000,000	12,009,608
Olympic Steel, Inc.	500,000	8,720,000
Synalloy Corp.	400,000	5,480,000
Teranga Gold Corp. (CAD)(a)(f)	10,000,000	5,684,548
Timmins Gold Corp. (CAD)(a)(b)(f)	10,000,000	5,604,483
		43,546,639

Multiline Retail (1.8%)
Fred’s, Inc. (Class A)	1,000,000	19,290,000

Oil, Gas & Consumable Fuels (3.5%)
Aegean Marine Petroleum Network, Inc.	700,000	8,652,000
Bill Barrett Corp.(a)(b)	300,000	2,577,000
DHT Holdings, Inc.	750,000	5,827,500
Scorpio Tankers, Inc.	700,000	7,063,000
WPX Energy, Inc.(a)	1,000,000	12,280,000
		36,399,500

Paper & Forest Products (0.9%)
Wausau Paper Corp.	400,000	3,672,000
Western Forest Products, Inc. (CAD)(f)	3,000,000	5,356,285
		9,028,285

Pharmaceuticals (0.1%)
Fuji Pharmaceutical Co., Ltd. (JPY)(c)(f)	90,100	1,637,280

Professional Services (4.8%)
Barrett Business Services, Inc.(g)	500,000	18,160,000
Hudson Global, Inc.(a)(g)(i)	3,250,000	7,442,500
Navigant Consulting, Inc.(a)	1,200,000	17,844,000
RCM Technologies, Inc.(g)(i)	1,100,000	6,226,000
		49,672,500

Real Estate Investment Trusts (REITs) (2.5%)
CareTrust REIT, Inc.(g)	1,600,000	20,272,000
Jernigan Capital, Inc.	276,550	5,619,496
		25,891,496

Real Estate Management & Development (0.8%)
AV Homes, Inc.(a)	600,000	8,622,000

Road & Rail (0.6%)
Marten Transport, Ltd.	300,000	6,510,000

Semiconductors (2.3%)
AXT, Inc.(a)	229,064	577,241
Cohu, Inc.	300,000	3,969,000
CyberOptics Corp.(a)(g)	600,000	6,066,000
DSP Group, Inc.(a)	750,000	7,747,500
Lattice Semiconductor Corp.(a)	1,000,000	5,890,000
		24,249,741
Software (1.3%)
ePlus, Inc.(a)	171,654	13,157,279

Specialty Retail (5.1%)
Destination Maternity Corp.	300,000	3,498,000
Destination XL Group, Inc.(a)	1,000,000	5,010,000
Outerwall, Inc.(b)	175,000	13,319,250
Pier 1 Imports, Inc.	1,000,000	12,630,000
Sonic Automotive, Inc. (Class A)	700,000	16,681,000
Systemax, Inc.(a)	225,000	1,944,000
		53,082,250

Textiles, Apparel & Luxury Goods (0.1%)
Crocs, Inc.(a)	100,000	1,471,000

Thrifts & Mortgage Finance (1.9%)
Brookline Bancorp, Inc.	1,250,000	14,112,500
HF Financial Corp.	350,000	5,309,500
		19,422,000

Trading Companies & Distributors (0.5%)
Transcat, Inc.(a)(g)(i)	550,000	5,197,500

TOTAL COMMON STOCKS
(Cost $904,104,954)		$1,030,094,025

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (1.0%)
Time Deposits (1.0%)
Wells Fargo (Grand Cayman)(c)(d)	0.03%	$10,376,301	$10,376,301

TOTAL SHORT-TERM INVESTMENTS (Cost $10,376,301)			$10,376,301

	INTEREST
	RATE	SHARES	VALUE
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED (4.6%)
Registered Investment Companies (4.6%)
Invesco Treasury Portfolio Short-Term Investments Trust, Institutional Class(e)	0.01%	47,543,282	$47,543,282

TOTAL INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED (Cost $47,543,282)			$47,543,282

TOTAL INVESTMENTS - (104.3%) (Cost $962,024,537)			$1,088,013,608
OTHER ASSETS AND LIABILITIES, NET - (-4.3%)			(44,392,881)
TOTAL NET ASSETS - (100.0%)			$1,043,620,727

The accompanying Notes to Financial Statements are an integral part of these Statements.

18

INTERNATIONAL VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2015 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (90.1%)
Austria (2.7%)
Schoeller-Bleckmann Oilfield Equipment AG (EUR)(c)(f)	6,000	$363,924
Semperit Holding AG (EUR)(f)	11,000	453,744
		817,668

Belgium (2.6%)
D’ieteren SA (EUR)(f)	22,000	787,308

Brazil (1.8%)
BR Properties SA (BRL)(f)	90,000	303,947
Direcional Engenharia SA (BRL)(f)	150,000	245,569
		549,516

Canada (8.8%)
IAMGOLD Corp. (CAD)(a)(f)	250,000	500,400
Redline Communications Group, Inc. (CAD)(a)(f)	250,000	606,485
Reitmans Canada, Ltd. (Class A) (CAD)(f)	125,000	651,521
Total Energy Services, Inc. (CAD)(f)	30,000	366,293
Yamana Gold, Inc. (CAD)(f)(k)	160,000	481,666
		2,606,365

France (1.4%)
EuropaCorp (EUR)(a)(c)(f)	70,000	403,316

Germany (6.2%)
Deutz AG (EUR)(c)(f)	140,000	802,431
Einhell Germany AG (EUR)(f)	15,000	571,918
KSB AG (EUR)(f)	1,000	468,349
		1,842,698

Great Britain (7.1%)
Chemring Group PLC (GBP)(c)(f)	200,000	691,366
McBride PLC (GBP)(f)	600,000	961,605
Stock Spirits Group PLC (GBP)(c)(f)	150,000	453,713
		2,106,684

Greece (1.2%)
Aegean Marine Petroleum Network, Inc.	30,000	370,800

Hong Kong (12.0%)
Clear Media, Ltd. (HKD)(c)(f)	700,000	821,357
Keck Seng Investments (HKD)(f)	1,600,000	1,525,372
Wasion Group Holdings, Ltd. (HKD)(c)(f)	800,000	1,233,032
		3,579,761

Ireland (2.3%)
Trinity Biotech PLC (ADR)	37,500	677,250

Israel (1.9%)
SuperCom, Ltd.(a)	45,000	570,600

Japan (25.5%)
Akebono Brake Industry Co., Ltd. (JPY)(c)(f)	200,000	641,609
Anritsu Corp. (JPY)(c)(f)	100,000	674,121
Fuji Pharma Co., Ltd. (JPY)(c)(f)	33,000	599,670
Fukuda Denshi Co., Ltd. (JPY)(c)(f)(i)	11,000	610,619
Japan Pure Chemical Co., Ltd. (JPY)(c)(f)	30,000	617,697
Kurita Water Industries, Ltd. (JPY)(c)(f)(k)	43,500	1,013,285
Medikit Co., Ltd. (JPY)(f)	20,000	638,967
Nippon Seiki Co., Ltd. (JPY)(c)(f)	40,000	795,308
Takamatsu Construction Group Co., Ltd. (JPY)(c)(f)	40,000	873,214
Yokogawa Electric Corp. (JPY)(c)(f)(k)	20,000	257,584
Yushin Precision Equipment Co., Ltd. (JPY)(c)(f)	39,000	876,757
		7,598,831

Kazakhstan (1.4%)
Halyk Savings Bank of Kazakhstan JSC (GDR)(k)(l)	47,500	403,750

Russia (0.6%)
VSMPO-AVISMA Corp.(a)(c)	1,103	177,383

South Korea (9.3%)
Daekyo Co., Ltd. (KRW)(f)	150,000	1,005,872
Mirae Asset Securities Co., Ltd. (KRW)(c)(f)	20,000	902,803
Samsung Securities Co., Ltd. (KRW)(c)(f)(k)	17,500	854,555
		2,763,230

Taiwan (3.9%)
Green Seal Holding, Ltd. (TWD)(c)(f)	162,000	737,830
Teco Electric and Machinery Co., Ltd. (TWD)(c)(f)	550,000	426,963
		1,164,793

Ukraine (1.4%)
Motor Sich PJSC (GDR) (EUR)(c)(f)(i)(l)	30,000	402,350

TOTAL COMMON STOCKS
(Cost $24,962,870)		$26,822,303

PREFERRED STOCK (3.9%)
Brazil (3.4%)
Banco ABC Brasil SA (BRL)(f)	160,000	605,706
Cia de Saneamento do Parana (BRL)(f)	325,000	410,810
		1,016,516

Germany (0.5%)
KSB AG (EUR)(f)	300	139,853

TOTAL PREFERRED STOCK
(Cost $1,761,692)		$1,156,369

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (6.1%)
Time Deposits (6.1%)
Wells Fargo (Grand Cayman)(c)(d)	0.03%	$1,832,962	$1,832,962

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,832,962)			$1,832,962

TOTAL INVESTMENTS - (100.1%)
(Cost $28,557,524)			$29,811,634
OTHER ASSETS AND LIABILITIES, NET - (-0.1%)			(39,549)
TOTAL NET ASSETS - (100.0%)			$29,772,085

The accompanying Notes to Financial Statements are an integral part of these Statements.

19

COUNTRY OF RISK – % OF NET ASSETS (UNAUDITED)

Country of risk, sourced from Heartland Advisors, is based on where the primary operations or revenues of the company or issuer are located and may differ from the country of domicile reported in the Schedule of Investments.

HEARTLAND INTERNATIONAL VALUE FUND
Austria	2.7%
Belgium	2.6
Brazil	5.2
Canada	8.8
France	1.4
Germany	6.7
Great Britain	7.1
Greece	1.2
Hong Kong	12.0
Ireland	2.3
Israel	1.9
Japan	25.5
Kazakhstan	1.4
Russia	0.6
South Korea	9.3
Taiwan	3.9
Ukraine	1.4
Other Assets and Liabilities, Net	6.0
TOTAL	100.0%

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Loaned security; a portion or all of the security was on loan at June 30, 2015. See Note 5 in Notes to Financial Statements.
(c)	Classified as Level 2. Valued using methods determined by the Board of Directors or using systematic fair valuation model provided by an independent pricing service. See Note 3 in Notes to Financial Statements.
(d)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of June 30, 2015.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 5 in Notes to Financial Statements. The rate listed is the 7-day yield as of June 30, 2015.
(f)	Traded in a foreign country.
(g)	Affiliated company. See Note 10 to Notes to Financial Statements.
(h)	Less than 0.005% of net assets.
(i)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2 in Notes to Financial Statements.
(j)	All or a portion of the security is pledged as collateral on written options. The aggregate market value of the collateralized securities totals $8,788,000 as of June 30, 2015. See Note 4 in Notes to Financial Statements.
(k)	All or a portion of the security is pledged as collateral on futures. The aggregate market value of the collateralized securities totals $2,935,850 as of June 30, 2015. See Note 4 in Notes to Financial Statements.
(l)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. See Note 2 in Notes to Financial Statements.

Common Abbreviations:
ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
GDR	Global Depositary Receipt.
JSC	Joint Stock Company is a company which has the capital of its members pooled in a common fund.
Ltd.	Limited.
PJSC	Private Joint Stock Company.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
REIT	Real Estate Investment Trust.
SA	Sociedad Anonima is the Spanish equivalent of a publicly held corporation.

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	United Kingdom Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
TWD	Taiwan Dollar

Percentages are stated as a percent of net assets. Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Foreign country classifications for each security are generally determined by referencing country of domicile sourced from Factset Research Systems, Inc.

20

INTERNATIONAL VALUE FUND – SCHEDULE OF OPEN FUTURES CONTRACTS

June 30, 2015 (Unaudited)

				UNDERLYING FACE AMOUNT	UNREALIZED
DESCRIPTION	POSITION	CONTRACTS	EXPIRATION DATE	AT VALUE (NOTE 4)	APPRECIATION
Euro Currency Future	Short	(10)	12/15/15	$(1,396,625)	$21,756
Japanese Yen Currency Future	Short	(15)	9/15/15	(1,534,219)	17,916
				$(2,930,844)	$39,672

21

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2015 (Unaudited)

		MID CAP			INTERNATIONAL
	SELECT VALUE FUND	VALUE FUND	VALUE PLUS FUND	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$301,875,672	$4,667,744	$1,533,828,991	$962,024,537	$28,557,524
Investments in securities, at value	$380,121,834	$4,664,766	$918,734,530	$928,269,776	$29,811,634
Investments in affiliates, at value (See Note 10)	–	–	773,993,194	159,744,032	–
Total Investments, at value	380,121,834	4,664,766	1,692,727,724	1,088,013,608	29,811,634
Foreign currency, at value (cost $0, $0, $0, $276,523 and $132,188, respectively)	–	–	–	276,783	132,779
Receivable for securities sold	–	–	1,908,162	6,590,978	–
Receivable due from advisor	–	6,339	–	–	–
Receivable from variation margin	–	–	–	–	12,219
Receivable due from broker for futures	–	–	–	–	72,000
Accrued dividends and interest	80,500	3,549	1,320,378	755,225	49,871
Accrued securities lending income	9,716	–	–	15,927	–
Receivable for capital shares issued	32,253	1,272	727,935	281,527	4,162
Prepaid expenses	40,780	33,225	174,484	76,344	12,528
Total Assets	380,285,083	4,709,151	1,696,858,683	1,096,010,392	30,095,193

LIABILITIES:
Written options, at value (proceeds $0, $0, $0, $107,998 and $0, respectively)	–	–	–	170,000	–
Payable for securities purchased	1,726,512	–	487,541	3,509,011	275,409
Payable for capital shares redeemed	1,284,773	–	14,591,058	960,761	–
Payable for collateral upon return of securities loaned	8,643,750	–	–	47,543,282	–
Accrued expenses
Management fees	–	–	–	–	15,038
Distribution fees - Investor Class	–	577	–	–	6,246
Fund accounting fees	8,246	1,127	32,686	21,938	3,488
Transfer agency fees	43,540	2,855	219,360	85,200	5,632
Custody fees	21,203	2,938	102,120	53,185	11,145
Audit fees	10,956	11,889	10,950	10,959	5,246
Legal fees	5,823	18	29,672	14,801	49
Printing fees	1,665	17	3,736	4,540	86
Other	13,965	328	106,565	15,988	769
Total Liabilities	11,760,433	19,749	15,583,688	52,389,665	323,108
TOTAL NET ASSETS	$368,524,650	$4,689,402	$1,681,274,995	$1,043,620,727	$29,772,085

NET ASSETS CONSIST OF:
Paid-in capital	$247,096,488	$4,634,563	$1,449,940,627	$819,188,405	$30,040,882
Accumulated undistributed net investment income (loss)	1,867,727	20,643	9,103,303	(13,597,402)	(2,421,438)
Accumulated undistributed gains on investments, futures, options and translation of assets and liabilities in foreign currency	41,314,273	37,173	63,332,332	112,107,864	859,284
Net unrealized appreciation (depreciation) on investments	78,246,162	(2,977)	158,898,733	125,921,860	1,293,357
TOTAL NET ASSETS	$368,524,650	$4,689,402	$1,681,274,995	$1,043,620,727	$29,772,085

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$300,260,199	$2,760,277	$891,220,527	$968,204,491	$29,772,085
Shares outstanding	9,407,219	273,336	29,296,893	22,436,960	2,917,535
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$31.92	$10.10	$30.42	$43.15	$10.20
INSTITUTIONAL CLASS:
Net assets	$68,264,451	$1,929,125	$790,054,468	$75,416,236
Shares outstanding	2,140,633	190,511	26,015,730	1,720,125
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$31.89	$10.13	$30.37	$43.84

(a)	Includes cost of investments in affiliates of $0 for the Select Value Fund, $0 for the Mid Cap Value Fund, $664,816,731 for the Value Plus Fund, $187,746,488 for the Value Fund and $0 for the International Value Fund. See Note 10 in the Notes to Financial Statements.

22

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2015 (Unaudited)

		MID CAP			INTERNATIONAL
	SELECT VALUE FUND	VALUE FUND	VALUE PLUS FUND	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$4,210,704	$44,263	$20,461,900	$5,934,948	$423,720
Interest	1,714	20	14,215	14,199	428
Securities lending, net	74,178	–	–	99,168	–
Foreign taxes withheld	(18,014)	(100)	–	(56,409)	(29,604)
Total Investment Income	4,268,582	44,183	20,476,115	5,991,906	394,544

EXPENSES:
Management fees	1,638,828	16,206	7,742,012	4,100,720	123,461
Distribution fees - Investor Class	361,117	2,906	1,334,948	925,175	36,312
Transfer agency fees	272,757	17,203	1,490,482	487,243	33,778
Fund accounting fees	46,517	2,031	228,523	117,267	8,051
Custodian fees	16,894	3,422	87,449	42,661	9,957
Printing and communication fees	6,153	65	13,507	21,879	363
Postage fees	14,622	36	128,279	17,341	265
Legal fees	11,156	262	57,605	24,121	486
Registration fees	21,565	3,439	54,067	22,144	9,052
Directors' fees	17,474	146	91,111	39,576	1,012
Audit and tax fees	19,956	20,384	19,950	19,960	20,045
Insurance fees	13,913	61	68,825	30,436	1,366
Other expenses	14,377	4,383	56,054	24,806	4,416
Total Expenses before waivers	2,455,329	70,544	11,372,812	5,873,329	248,564
Expenses waived by investment advisor (See Note 6)	–	46,128	–	–	32,145
Total Expenses after waivers	2,455,329	24,416	11,372,812	5,873,329	216,419
NET INVESTMENT INCOME	1,813,253	19,767	9,103,303	118,577	178,125

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments	42,385,921	40,416	80,334,505	125,042,291	1,318,687
Investments - Affiliated securities	–	–	(17,543,229)	(5,582,262)	–
Futures contracts	–	–	–	–	955,775
Written options	–	–	–	881,007	–
Foreign currency translation	–	(588)	–	(904,899)	(836,765)
Net change in unrealized appreciation (depreciation) on:
Investments	(37,094,029)	(63,792)	(165,848,262)	(131,935,450)	566,757
Futures contracts	–	–	–	–	(728,983)
Written options	–	–	–	300,326	–
Foreign currency translation	–	(2,887)	–	(2,272,172)	(178,238)
TOTAL REALIZED & UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	5,291,892	(26,851)	(103,056,986)	(14,471,159)	1,097,233
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,105,145	$(7,084)	$(93,953,683)	$(14,352,582)	$1,275,358

(a)	Including $10,103,947 and $871,306 received from affiliated issuers held by the Value Plus Fund and Value Fund, respectively. See Note 10 in the Notes to Financial Statements.

23

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		MID CAP VALUE FUND		VALUE PLUS FUND
	For the Six Months		For the Six Months		For the Six Months
	January 1, 2015 to		January 1, 2015 to		January 1, 2015 to
	June 30, 2015	For the Year Ended	June 30, 2015	For the Year Ended	June 30, 2015	For the Year Ended
	(Unaudited)	December 31, 2014	(Unaudited)	December 31, 2014(a)	(Unaudited)	December 31, 2014
FROM INVESTMENT OPERATIONS:
Net investment income	$1,813,253	$2,700,739	$19,767	$10,098	$9,103,303	$11,563,986
Net realized gains (losses) on:
Investments	42,385,921	68,011,171	40,416	(2,654)	62,791,276	290,404,790
Foreign currency translations	–	–	(588)	(10)	–	(908)
Net change in unrealized appreciation (depreciation) on:
Investments	(37,094,029)	(46,228,764)	(63,792)	65,030	(165,848,262)	(381,880,392)
Foreign currency translation	–	–	(2,887)	(1,328)	–	–
Net increase (decrease) in net assets resulting from operations	7,105,145	24,483,146	(7,084)	71,136	(93,953,683)	(79,912,524)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	–	(1,537,506)	–	(4,917)	–	(2,649,232)
Institutional Class	–	(1,187,039)	–	(4,733)	–	(7,765,281)
Net realized gains on investments
Investor Class	–	(42,475,227)	–	–	–	(122,175,988)
Institutional Class	–	(17,310,566)	–	–	–	(134,789,491)
Total distributions to shareholders	–	(62,510,338)	–	(9,650)	–	(267,379,992)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	10,444,550	45,223,218	1,204,602	1,553,637	47,227,503	191,270,329
Dividends reinvested	–	43,400,222	–	4,914	–	123,782,037
Value of shares redeemed(b)	(112,067,095)	(153,580,082)	(684)	–	(441,375,724)	(597,249,186)
Total Investor Class	(101,622,545)	(64,956,642)	1,203,918	1,558,551	(394,148,221)	(282,196,820)
Institutional Class
Proceeds from shares issued	8,423,689	21,279,502	385,071	2,017,869	174,134,909	529,053,894
Dividends reinvested	–	18,219,434	–	4,733	–	138,918,629
Value of shares redeemed(b)	(103,517,976)	(88,799,925)	(535,142)	–	(811,149,697)	(365,659,207)
Total Institutional Class	(95,094,287)	(49,300,989)	(150,071)	2,022,602	(637,014,788)	302,313,316
Net increase (decrease) in net assets derived from capital transactions	(196,716,832)	(114,257,631)	1,053,847	3,581,153	(1,031,163,009)	20,116,496

TOTAL INCREASE (DECREASE) IN NET ASSETS	(189,611,687)	(152,284,823)	1,046,763	3,642,639	(1,125,116,692)	(327,176,020)
NET ASSETS AT THE BEGINNING OF THE PERIOD	558,136,337	710,421,160	3,642,639	–	2,806,391,687	3,133,567,707
NET ASSETS AT THE END OF THE PERIOD	$368,524,650	$558,136,337	$4,689,402	$3,642,639	$1,681,274,995	$2,806,391,687
INCLUDING ACCUMULATED NET INVESTMENT INCOME	$1,867,727	$54,474	$20,643	$876	$9,103,303	$–

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	331,896	1,340,646	117,945	154,978	1,536,728	5,405,751
Reinvested Shares	–	1,374,730	–	480	–	3,882,753
Shares Redeemed	(3,589,902)	(4,513,092)	(67)	–	(14,328,844)	(17,012,333)
Net increase (decrease) resulting from share transactions	(3,258,006)	(1,797,716)	117,878	155,458	(12,792,116)	(7,723,829)
Institutional Class
Shares Issued	268,890	630,123	39,155	203,255	5,678,139	14,998,591
Reinvested Shares	–	578,394	–	462	–	4,369,884
Shares Redeemed	(3,294,204)	(2,622,210)	(52,361)	–	(26,345,565)	(10,428,537)
Net increase (decrease) resulting from share transactions	(3,025,314)	(1,413,693)	(13,206)	203,717	(20,667,426)	8,939,938

(a)	Inception date is October 31, 2014.
(b)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

24

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	VALUE FUND		INTERNATIONAL VALUE FUND
	For the Six Months		For the Six Months
	January 1, 2015 to		January 1, 2015 to
	June 30, 2015	For the Year Ended	June 30, 2015	For the Year Ended
	(Unaudited)	December 31, 2014	(Unaudited)	December 31, 2014
FROM INVESTMENT OPERATIONS:
Net investment income	$118,577	$1,816,196	$178,125	$234,432
Net realized gains (losses) on:
Investments	119,460,029	99,160,593	1,318,687	1,648,223
Futures contracts	–	–	955,775	662,921
Written options	881,007	2,548,260	–	–
Foreign currency translations	(904,899)	(147,177)	(836,765)	(656,367)
Net change in unrealized appreciation (depreciation) on:
Investments	(131,935,450)	(70,775,381)	566,757	(2,216,140)
Futures contracts	–	–	(728,983)	459,237
Written options	300,326	(380,325)	–	–
Foreign currency translation	(2,272,172)	(5,166,219)	(178,238)	(1,257,711)
Net increase (decrease) in net assets resulting from operations	(14,352,582)	27,055,947	1,275,358	(1,125,405)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	–	(4,918,132)	–	(1,829,775)
Institutional Class	–	(474,189)	–	–
Net realized gains on investments
Investor Class	–	(115,521,228)	–	(324,950)
Institutional Class	–	(8,115,288)	–	–
Total distributions to shareholders	–	(129,028,837)	–	(2,154,725)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	18,104,910	46,620,505	1,053,491	2,749,610
Dividends reinvested	–	116,335,617	–	2,113,777
Value of shares redeemed(a)	(109,719,816)	(175,083,252)	(1,605,966)	(3,920,658)
Total Investor Class	(91,614,906)	(12,127,130)	(552,475)	942,729
Institutional Class
Proceeds from shares issued	13,037,740	15,699,991	–	–
Dividends reinvested	–	8,195,061	–	–
Value of shares redeemed(a)	(13,482,218)	(28,041,392)	–	–
Total Institutional Class	(444,478)	(4,146,340)	–	–
Net increase (decrease) in net assets derived from capital transactions	(92,059,384)	(16,273,470)	(552,475)	942,729

TOTAL INCREASE (DECREASE) IN NET ASSETS	(106,411,966)	(118,246,360)	722,883	(2,337,401)
NET ASSETS AT THE BEGINNING OF THE PERIOD	1,150,032,693	1,268,279,053	29,049,202	31,386,603
NET ASSETS AT THE END OF THE PERIOD	$1,043,620,727	$1,150,032,693	$29,772,085	$29,049,202
INCLUDING ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(13,597,402)	$(13,715,979)	$(2,421,438)	$(2,599,563)

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	417,366	952,045	107,506	245,212
Reinvested Shares	–	2,659,061	–	217,243
Shares Redeemed	(2,520,640)	(3,598,155)	(163,786)	(353,651)
Net increase (decrease) resulting from share transactions	(2,103,274)	12,951	(56,280)	108,804
Institutional Class
Shares Issued	293,671	313,676
Reinvested Shares	–	184,532
Shares Redeemed	(303,553)	(572,190)
Net increase (decrease) resulting from share transactions	(9,882)	(73,982)

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

25

FINANCIAL HIGHLIGHTS

	INCOME FROM INVESTMENT OPERATIONS(a)						DISTRIBUTIONS
				Net realized
				and unrealized
				gains (losses)
				on investments,
				futures,
				options, and
				the translation		Total income
	Net asset value,			of assets and		(loss) from	Distributions from	Distributions from
	beginning of	Net investment		liabilities in		investment	net investment	net realized gains	Total	Net asset value,
	period	income		foreign currency		operations	income	on investments	distributions	end of period
HEARTLAND SELECT VALUE FUND
Investor Class
June 30, 2015 (Unaudited)	$31.32	$0.12	(c)	$0.48	(c)	$0.60	$–	$–	$–	$31.92
December 31, 2014	33.78	0.11	(c)	1.30	(c)	1.41	(0.14)	(3.73)	(3.87)	31.32
December 31, 2013	29.16	0.15	(c)	10.04	(c)	10.19	(0.12)	(5.45)	(5.57)	33.78
December 31, 2012	26.81	0.15		3.33		3.48	(0.13)	(1.00)	(1.13)	29.16
December 31, 2011	29.18	0.14		(2.09)		(1.95)	(0.13)	(0.29)	(0.42)	26.81
December 31, 2010	24.91	0.16		4.27		4.43	(0.16)	–	(0.16)	29.18
Institutional Class
June 30, 2015 (Unaudited)	31.25	0.16	(c)	0.48	(c)	0.64	–	–	–	31.89
December 31, 2014	33.72	0.22	(c)	1.30	(c)	1.52	(0.26)	(3.73)	(3.99)	31.25
December 31, 2013	29.13	0.27	(c)	10.02	(c)	10.29	(0.25)	(5.45)	(5.70)	33.72
December 31, 2012	26.79	0.22		3.37		3.59	(0.25)	(1.00)	(1.25)	29.13
December 31, 2011	29.18	0.22		(2.09)		(1.87)	(0.23)	(0.29)	(0.52)	26.79
December 31, 2010	24.89	0.23		4.29		4.52	(0.23)	–	(0.23)	29.18
HEARTLAND MID CAP VALUE FUND
Investor Class
June 30, 2015 (Unaudited)	10.13	0.04	(c)	(0.07	)(c)	(0.03)	–	–	–	10.10
December 31, 2014(g)	10.00	0.03	(c)	0.13	(c)	0.16	(0.03)	–	(0.03)	10.13
Institutional Class
June 30, 2015 (Unaudited)	10.15	0.05	(c)	(0.07	)(c)	(0.02)	–	–	–	10.13
December 31, 2014(g)	10.00	0.03	(c)	0.14	(c)	0.17	(0.02)	–	(0.02)	10.15
HEARTLAND VALUE PLUS FUND
Investor Class
June 30, 2015 (Unaudited)	31.66	0.10	(c)	(1.34	)(c)	(1.24)	–	–	–	30.42
December 31, 2014	35.82	0.09	(c)	(1.03	)(c)	(0.94)	(0.07)	(3.15)	(3.22)	31.66
December 31, 2013	29.69	0.17	(c)	9.97	(c)	10.14	(0.16)	(3.85)	(4.01)	35.82
December 31, 2012	27.72	0.42		2.73		3.15	(0.36)	(0.82)	(1.18)	29.69
December 31, 2011	29.82	0.19		(1.79)		(1.60)	(0.18)	(0.32)	(0.50)	27.72
December 31, 2010	23.41	0.12		6.55		6.67	(0.10)	(0.16)	(0.26)	29.82
Institutional Class
June 30, 2015 (Unaudited)	31.57	0.15	(c)	(1.35	)(c)	(1.20)	–	–	–	30.37
December 31, 2014	35.75	0.19	(c)	(1.04	)(c)	(0.85)	(0.18)	(3.15)	(3.33)	31.57
December 31, 2013	29.64	0.27	(c)	9.97	(c)	10.24	(0.28)	(3.85)	(4.13)	35.75
December 31, 2012	27.69	0.44		2.78		3.22	(0.45)	(0.82)	(1.27)	29.64
December 31, 2011	29.80	0.28		(1.79)		(1.51)	(0.28)	(0.32)	(0.60)	27.69
December 31, 2010	23.40	0.21		6.53		6.74	(0.18)	(0.16)	(0.34)	29.80

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Portfolio turnover rate is calculated at the Fund level.
(c)	Calculated using the average shares method.
(d)	Not Annualized.
(e)	Annualized.
(f)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(g)	Inception date is October 31, 2014.

26

RATIOS/SUPPLEMENTAL DATA

											Percentage of net
					Percentage of net		Percentage of		Percentage of		investment income		Percentage of net
		Net assets, end	Percentage of		investment income		expenses to		expenses to		(loss) to average		investment income
		of period (in	expenses to		to average		average net assets		average net assets		net assets		to average		Portfolio
Total Return		thousands)	average net assets		net assets		before waivers		after waivers		before waiver		net assets		turnover rate(b)

1.92	%(d)	$300,260	1.19	%(e)	0.77	%(e)	N/A		N/A		N/A		N/A		19	%(d)
4.07		396,692	1.20		0.32		N/A		N/A		N/A		N/A		42
35.07		488,526	1.20		0.44		N/A		N/A		N/A		N/A		57
13.03		456,456	1.21		0.47		N/A		N/A		N/A		N/A		27
(6.68)		565,978	1.22		0.52		N/A		N/A		N/A		N/A		47
17.77		600,235	1.23		0.67		N/A		N/A		N/A		N/A		51

2.05	%(d)	68,264	N/A		N/A		0.92	%(e)	0.92	%(e)	1.02	%(e)	1.02	%(e)	19	%(d)
4.40		161,444	N/A		N/A		0.88		0.88		0.64		0.64		42
35.45		221,896	N/A		N/A		0.88		0.88		0.78		0.78		57
13.43		175,090	N/A		N/A		0.89		0.89		0.78		0.78		27
(6.42)		163,492	N/A		N/A		0.91		0.91		0.84		0.84		47
18.15		87,966	N/A		N/A		0.96		0.96		0.96		0.96		51

(0.30	)%(d)(f)	2,760	N/A		N/A		3.39	%(e)	1.25	%(e)	(1.28	)%(e)	0.86	%(e)	27	%(d)
1.61	(d)(f)	1,575	N/A		N/A		9.62	(e)	1.25	(e)	(6.44	)(e)	1.93	(e)	4	(d)

(0.20	)%(d)(f)	1,929	N/A		N/A		3.11	%(e)	0.99	%(e)	(1.15	)%(e)	0.97	%(e)	27	%(d)
1.73	(d)(f)	2,067	N/A		N/A		9.36	(e)	0.99	(e)	(6.22	)(e)	2.16	(e)	4	(d)

(3.92	)%(d)	891,221	1.16	%(e)	0.68	%(e)	N/A		N/A		N/A		N/A		11	%(d)
(2.70)		1,332,686	1.14		0.26		N/A		N/A		N/A		N/A		26
34.15		1,784,320	1.14		0.51		N/A		N/A		N/A		N/A		32
11.38		1,612,756	1.16		1.43		N/A		N/A		N/A		N/A		27
(5.37)		1,668,179	1.16		0.76		N/A		N/A		N/A		N/A		11
28.50		1,425,625	1.17		0.61		N/A		N/A		N/A		N/A		31

(3.80	)%(d)	790,054	N/A		N/A		0.91	%(e)	0.91	%(e)	0.96	%(e)	0.96	%(e)	11	%(d)
(2.45)		1,473,706	N/A		N/A		0.89		0.89		0.53		0.53		26
34.53		1,349,248	N/A		N/A		0.84		0.84		0.80		0.80		32
11.67		1,057,469	N/A		N/A		0.90		0.90		1.70		1.70		27
(5.07)		553,561	N/A		N/A		0.87		0.87		1.14		1.14		11
28.85		164,264	N/A		N/A		0.86		0.86		0.98		0.98		31

27

FINANCIAL HIGHLIGHTS (CONTINUED)

	INCOME FROM INVESTMENT OPERATIONS(a)						DISTRIBUTIONS
				Net realized
				and unrealized
				gains (losses)
				on investments,
				futures,
				options, and
				the translation		Total income
	Net asset value,			of assets and		(loss) from	Distributions from	Distributions from
	beginning of	Net investment		liabilities in		investment	net investment	net realized gains	Total	Net asset value,
	period	income (loss)		foreign currency		operations	income	on investments	distributions	end of period
HEARTLAND VALUE FUND
Investor Class
June 30, 2015 (Unaudited)	$43.73	$0.00	(c)(d)	$(0.58	)(c)	$(0.58)	$–	$–	$–	$43.15
December 31, 2014	48.12	0.07	(c)	1.00	(c)	1.07	(0.22)	(5.24)	(5.46)	43.73
December 31, 2013	40.66	(0.23	)(c)	13.28	(c)	13.05	(0.43)	(5.16)	(5.59)	48.12
December 31, 2012	38.31	0.10		5.17		5.27	–	(2.92)	(2.92)	40.66
December 31, 2011	43.82	(0.05)		(2.99)		(3.04)	–	(2.47)	(2.47)	38.31
December 31, 2010	36.18	(0.03)		7.73		7.70	–	(0.06)	(0.06)	43.82
Institutional Class
June 30, 2015 (Unaudited)	44.39	0.04	(c)	(0.59	)(c)	(0.55)	–	–	–	43.84
December 31, 2014	48.77	0.16	(c)	1.01	(c)	1.17	(0.31)	(5.24)	(5.55)	44.39
December 31, 2013	41.13	(0.16	)(c)	13.47	(c)	13.31	(0.51)	(5.16)	(5.67)	48.77
December 31, 2012	38.67	(0.42)		5.80		5.38	–	(2.92)	(2.92)	41.13
December 31, 2011	44.12	(1.45)		(1.53)		(2.98)	–	(2.47)	(2.47)	38.67
December 31, 2010	36.36	0.19		7.63		7.82	–	(0.06)	(0.06)	44.12
HEARTLAND INTERNATIONAL VALUE FUND
Investor Class
June 30, 2015 (Unaudited)	9.77	0.06	(c)	0.37	(c)	0.43	–	–	–	10.20
December 31, 2014	10.96	0.08	(c)	(0.49	)(c)	(0.41)	(0.66)	(0.12)	(0.78)	9.77
December 31, 2013(h)	10.79	0.07	(c)	0.59	(c)	0.66	(0.49)	–	(0.49)	10.96
May 31, 2013	8.34	0.08	(c)	2.55	(c)	2.63	(0.18)	–	(0.18)	10.79
May 31, 2012	10.93	0.03	(c)	(2.58	)(c)	(2.55)	(0.04)	–	(0.04)	8.34
May 31, 2011(i)	10.00	0.13	(c)	0.80	(c)	0.93	–	–	–	10.93

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Portfolio turnover rate is calculated at the Fund level.
(c)	Calculated using the average shares method.
(d)	Less than $.01 on a per share basis.
(e)	Not Annualized.
(f)	Annualized.
(g)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(h)	Effective December 31, 2013, the International Value Fund changed its fiscal year end from May 31 to December 31.
(i)	The Predecessor Fund commenced operations on October 1, 2010.

28

RATIOS/SUPPLEMENTAL DATA
											Percentage of net
					Percentage of net		Percentage of		Percentage of		investment income		Percentage of net
		Net assets, end	Percentage of		investment income		expenses to		expenses to		(loss) to average		investment income
		of period (in	expenses to		(loss) to average		average net assets		average net assets		net assets		(loss) to average		Portfolio
Total Return		thousands)	average net assets		net assets		before waivers		after waivers		before waiver		net assets		turnover rate(b)

(1.33	)%(e)	$968,204	1.09	%(f)	0.01	%(f)	N/A		N/A		N/A		N/A		29	%(e)
2.22		1,073,232	1.07		0.14		N/A		N/A		N/A		N/A		38
32.11		1,180,293	1.08		(0.49)		N/A		N/A		N/A		N/A		32
13.83		1,052,104	1.09		0.10		N/A		N/A		N/A		N/A		24
(6.92)		1,068,687	1.10		(0.42)		N/A		N/A		N/A		N/A		25
21.28		1,293,235	1.14		(0.43)		N/A		N/A		N/A		N/A		29

(1.24	)%(e)	75,416	N/A		N/A		0.90	%(f)	0.90	%(f)	0.20	%(f)	0.20	%(f)	29	%(e)
2.38		76,800	N/A		N/A		0.91		0.91		0.32		0.32		38
32.37		87,986	N/A		N/A		0.91		0.91		(0.34)		(0.34)		32
13.98		91,722	N/A		N/A		0.93		0.93		0.32		0.32		24
(6.73)		67,520	N/A		N/A		0.91		0.91		(0.22)		(0.22)		25
21.50		49,880	N/A		N/A		0.95		0.95		(0.26)		(0.26)		29

4.40	%(e)(g)	29,772	N/A		N/A		1.71	%(f)	1.49	%(f)	1.01	%(f)	1.23	%(f)	25	%(e)
(3.76	)(g)	29,049	N/A		N/A		1.76		1.49		0.49		0.76		31
6.13	(e)(g)	31,387	N/A		N/A		2.00	(f)	1.49	(f)	1.55	(f)	1.04	(f)	16	(e)
31.64	(g)	28,001	N/A		N/A		2.36		1.72		0.19		0.83		51
(23.39	)(g)	17,432	N/A		N/A		2.69		1.75		(0.64)		0.30		82
9.40	(e)(g)	18,972	N/A		N/A		4.23	(f)	1.75	(f)	(0.58	)(f)	1.90	(f)	22	(e)

29

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

June 30, 2015

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open–end management investment company under the Investment Company Act of 1940, as amended. The capital shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, Value Fund, and International Value Fund (each a “Fund” and collectively, the “Funds”, with 150,000,000 shares authorized), each of which is a diversified fund, are issued by the Corporation. The Select Value Fund, Mid Cap Value Fund, Value Plus Fund, and Value Fund offer Investor Class and Institutional Class shares. The International Value Fund offers Investor Class shares. The International Value Fund was a previously operational fund which was a series of Trust for Professional Managers (the “Predecessor Fund”), a Delaware statutory trust. On April 29, 2013, the Board of Directors of the Corporation (the “Board”) approved the reorganization into the International Value Fund, a newly formed series of the Corporation. The International Value Fund’s fiscal year end changed from May 31 to December 31. The inception date of the Predecessor Fund is October 1, 2010. The inception date of the Mid Cap Value Fund is October 31, 2014.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. Each Fund is considered an investment company for financial reporting purposes under Generally Accepted Accounting Principles (“GAAP”). The Funds have applied the guidance of ASC 946.

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the Composite Market. Lacking any trades, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 in the FASB ASC Topic 820 hierarchy. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortization or accretion. Securities and other assets for which quotations are not readily available, deemed unreliable or have facts and circumstances, that indicate otherwise, are valued at their fair value using methods determined by the Board. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During 2014, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. GAAP requires that permanent financial reporting and tax differences be reclassified to paid-in capital. Accordingly, at December 31, 2014, the following reclassifications were made to increase (decrease) such amounts.

		ACCUMULATED UNDISTRIBUTED
	ACCUMULATED UNDISTRIBUTED	NET REALIZED GAINS (LOSSES)	PAID IN
FUND	NET INVESTMENT INCOME (LOSS)	ON INVESTMENTS	CAPITAL
Select Value Fund	$(261,326)	$(14,669,195)	$14,930,521
Mid Cap Value Fund	428	9	(437)
Value Plus Fund	(1,149,473)	(42,853,795)	44,003,268
Value Fund	1,330,216	(10,965,895)	9,635,679
International Value Fund	341,148	(344,921)	3,773

Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments in the Statements of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Certain dividends from foreign securities will be recorded as soon as the Corporation is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)	Investment income and realized and unrealized gains or losses on investments, futures, options and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds, or some combination thereof, as applicable.

30

(f)	At June 30, 2015, the Value Fund and International Value Fund had 5.50% and 3.40% of net assets, respectively, that were illiquid as defined pursuant to guidelines established by the Board.

(g)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 or Regulation S under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of June 30, 2015, Regulation S and Rule 144 securities held in the International Value Fund represented 2.71% and 0% of net assets, respectively. The Select Value, Mid Cap Value, Value Plus, and Value Funds did not hold any restricted securities.

(h)	The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the respective Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign securities usually are denominated and traded in foreign currencies, while the Funds value assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Funds’ non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

(i)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3)	FAIR VALUE MEASUREMENTS

The Funds follow the Fair Value Statement, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.

•	Level 2 - Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets, or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes short term investments in time deposits, international securities that use a systematic fair valuation model, and portfolio securities and other financial instruments lacking any sales referenced in Note 2.

•	Level 3 - Significant unobservable prices or inputs (includes the Board’s and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2015:

SELECT VALUE FUND

	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$362,610,012	$–	$–	$362,610,012
Short-Term Investments	–	8,868,072	–	8,868,072
Investments Purchased with Cash Collateral from Securities Loaned	8,643,750	–	–	8,643,750
Total	$371,253,762	$8,868,072	$–	$380,121,834

MID CAP VALUE FUND
	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$4,582,405	$–	$–	$4,582,405
Short-Term Investments	–	82,361	–	82,361
Total	$4,582,405	$82,361	$–	$4,664,766

VALUE PLUS FUND
	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$1,680,641,213	$–	$–	$1,680,641,213
Short-Term Investments	–	12,086,511	–	12,086,511
Total	$1,680,641,213	$12,086,511	$–	$1,692,727,724

31

VALUE FUND
	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$1,002,810,892	$27,283,133	$–	$1,030,094,025
Short-Term Investments	–	10,376,301	–	10,376,301
Investments Purchased with Cash Collateral from Securities Loaned	47,543,282	–	–	47,543,282
Total	$1,050,354,174	$37,659,434	$–	$1,088,013,608

Other Financial Instruments(4)
Liabilities
Written Options	$(170,000)	$–	$–	$(170,000)
Total	$(170,000)	$–	$–	$(170,000)

INTERNATIONAL VALUE FUND
	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks
Austria	$453,744	$363,924	$–	$817,668
Belgium	787,308	–	–	787,308
Brazil	549,516	–	–	549,516
Canada	2,606,365	–	–	2,606,365
France	–	403,316	–	403,316
Germany	1,040,267	802,431	–	1,842,698
Great Britain	961,605	1,145,079	–	2,106,684
Greece	370,800	–	–	370,800
Hong Kong	1,525,372	2,054,389	–	3,579,761
Ireland	677,250	–	–	677,250
Israel	570,600	–	–	570,600
Japan	638,967	6,959,864	–	7,598,831
Kazakhstan	403,750	–	–	403,750
Russia	–	177,383	–	177,383
South Korea	1,005,872	1,757,358	–	2,763,230
Taiwan	–	1,164,793	–	1,164,793
Ukraine	–	402,350	–	402,350
Preferred Stock
Brazil	1,016,516	–	–	1,016,516
Germany	139,853	–	–	139,853
Short-Term Investments	–	1,832,962	–	1,832,962
Total	$12,747,785	$17,063,849	$–	$29,811,634

Other Financial Instruments(4)
Assets
Futures Contracts	$39,672	$–	$–	$39,672
Total	$39,672	$–	$–	$39,672

(1)	The Funds measure transfers between levels as of the beginning and end of the financial reporting period. Transfers between Level 1 and Level 2 as of June 30, 2015 resulted from securities priced using a systematic fair valuation model or quoted prices which were not active at either the beginning or end of the period.

32

Security amounts in the Value Fund and International Value Fund that were transferred into and out of Levels 1 and 2 at June 30, 2015 were as follows:

VALUE FUND	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$4,925,493	$–	$–	$(4,925,493)
Short-Term Investments	–	–	–	–
Total	$4,925,493	$–	$–	$(4,925,493)

INTERNATIONAL VALUE FUND	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$4,171,727	$–	$–	$(4,171,727)
Preferred Stocks	1,156,369	–	–	(1,156,369)
Short-Term Investments	–	–	–	–
Total	$5,328,096	$–	$–	$(5,328,096)

(2)	For detailed industry descriptions and common stocks identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.
(3)	The Funds measure Level 3 activity as of the beginning and end of the financial period. For the six months ended June 30, 2015, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.
(4)	Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as covered calls and futures, which are valued at net unrealized appreciation (depreciation).

(4)	DERIVATIVE INSTRUMENTS

The Derivatives Statement requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance, and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures and options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates, and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

WARRANTS

Each Fund may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. As of June 30, 2015, the Funds did not hold any warrants.

FUTURES CONTRACTS

Each Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The average notional amount of short futures contracts held by the International Value Fund during the six months ended June 30, 2015 was $(4,706,364). As of June 30, 2015, the Select Value, Mid Cap Value, Value Plus, and Value Funds had no open futures positions.

A Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

33

The fair value of derivative instruments held by the International Value Fund as reported in the Schedule of Open Futures Contracts as of June 30, 2015 was as follows:

		Asset Derivatives	Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Unrealized Appreciation*	Unrealized Depreciation*
Foreign Exchange Currency Contracts – Futures	Receivable from variation margin	$39,672	$–
Total		$39,672	$–

*	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts. Only the current day’s net variation margin is reported within the Statements of Assets and Liabilities.

The effect of derivative instruments held by the International Value Fund on the Statements of Operations for the six months ended June 30, 2015 was as follows:

Risk Exposure	Statements of Operations Location
Foreign Exchange Currency Contracts – Futures	Net realized gains (losses) on futures contracts	$955,775
Foreign Exchange Currency Contracts – Futures	Net change in unrealized appreciation (depreciation) on futures contracts	(728,983)

OPTIONS CONTRACTS

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Value Fund had the following transactions in written covered call/put options during the six months ended June 30, 2015:

	VALUE FUND
	NUMBER OF CONTRACTS	PREMIUMS
Balance at December 31, 2014	7,000	$352,672
Options Written	23,000	864,709
Options Expired	(24,000)	(881,008)
Options Closed	–	–
Options Exercised	(4,000)	(228,375)
Balance at June 30, 2015	2,000	$107,998

FUND NAME	NUMBER OF CONTRACTS	WRITTEN OPTIONS AT VALUE*
VALUE FUND
Cambrex Corp., $45.00, 7/17/15 (Covered Call)	(2,000)	(170,000)
Total Written Options	(2,000)	(170,000)

* Amounts reflect a liability of the Fund which is included on the Statements of Assets and Liabilities.

Statements of Assets and Liabilities – Fair Value of Derivative Instruments as of June 30, 2015:

	Statements of Assets and Liabilities Location	Value Fund Fair Value
Liability Derivatives
Equity Contracts (Written Options)	Written options, at value	$(170,000)
		$(170,000)

The effect of derivatives instruments on the Statements of Operations for the six months ended June 30, 2015:

		Realized Gain	Change in Unrealized
	Location of Gain (Losses) on	on Derivatives	Gain on Derivatives
VALUE FUND	Derivatives Recognized in Income	Recognized in Income	Recognized in Income
Equity Contracts (Written Options)	Net realized gains (losses) on written options/Net change in
	unrealized appreciation (depreciation) on written options	$881,007	$300,326
		$881,007	$300,326

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OFFSETTING ARRANGEMENTS

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination. The following table presents derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of June 30, 2015.

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
		GROSS AMOUNTS OFFSET	NET AMOUNTS PRESENTED
	GROSS AMOUNTS OF	IN THE STATEMENTS OF	IN THE STATEMENTS OF	FINANCIAL	CASH COLLATERAL
DESCRIPTION	RECOGNIZED LIABILITIES	ASSETS AND LIABILITIES	ASSETS AND LIABILITIES	INSTRUMENTS(1)	PLEDGED(1)	NET AMOUNT
Value Fund
Written Options (counter- party, Susquehanna)	$170,000	$–	$170,000	$(170,000)	$–	$–
Total	$170,000	$–	$170,000	$(170,000)	$–	$–

(1)   The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF FINANCIAL POSITION
		GROSS AMOUNTS OFFSET	NET AMOUNTS PRESENTED
	GROSS AMOUNTS OF	IN THE STATEMENTS OF	IN THE STATEMENTS OF		CASH COLLATERAL
DESCRIPTION	RECOGNIZED ASSETS	ASSETS AND LIABILITIES	ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS(1)	PLEDGED(1)	NET AMOUNT
Select Value Fund
Securities Lending, at Value	$8,418,750	$–	$8,418,750	$–	$(8,418,750)	$–
Value Fund
Securities Lending, at Value	$46,681,197	$–	$46,681,197	$–	$(46,681,197)	$–
Total	$55,099,947	$–	$55,099,947	$–	$(55,099,947)	$–

(1)   The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

(5)	SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011, as amended, (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the market value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.

Income generated from securities lending is presented in the Statements of Operations. As of June 30, 2015, the Select Value and Value Funds had securities on loan valued at $8,418,750 and $46,681,197, respectively, and received cash collateral with a value of $8,643,750 and $47,543,282, respectively. Securities on loan are footnoted in the Schedules of Investments. The Mid Cap Value, Value Plus and International Value Funds did not engage in securities lending during the reporting period.

(6)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Mid Cap Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets, the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, and the International Value Fund pays the Advisor a monthly management fee at the annual rate of 0.85% of the average daily net assets of the Fund.

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses of the International Value Fund to ensure that its total annual fund operating expenses do not exceed 1.49% of the International Value Fund’s average daily net assets, through at least May 1, 2017, and subject thereafter to annual reapproval of the agreement by the Board. Prior to May 1, 2013, the expense limitation cap was 1.75%. For the six months ended June 30, 2015, expenses of $32,145 were waived by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the International Value Fund’s expense limitation cap, provided however, that the Advisor shall only be entitled to recoup such amounts over the following three fiscal years. Also, any such reimbursement will be reviewed and approved by the Board. The operating expense limitation agreement can be terminated only by, or with consent of, the Board. The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2016	$143,894
December 31, 2016	88,037
December 31, 2017	82,369
December 31, 2018	32,145

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Select Value Fund, Value Plus Fund, and Value Fund, to the extent necessary to maintain the Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets. During the six months ended June 30, 2015, there were no Institutional Class expenses waived. This voluntary waiver/reimbursement may be discontinued at any time.

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Pursuant to an operating expense limitation agreement between the Advisor and the Mid Cap Value Fund, the Advisor has agreed to waive its management fees and/or pay expenses of the Fund to ensure that the Fund’s total annual fund operating expenses do not exceed 1.25% of the Fund’s average net assets for the Investor Class Shares and 0.99% for the Institutional Class Shares through at least October 31, 2017, and subject to annual re-approval of the agreement by the Board, thereafter. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board. For the six months ended June 30, 2015, expenses of $24,929 for Investor Class and $21,199 for Institutional Class were waived by the Advisor. The Mid Cap Value Fund is not entitled to recoupment of fees waived by the Advisor.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of the Investor class shares of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional shares are not subject to 12b-1 fees. During the six months ended June 30, 2015, $224,790 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Advisor and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $275,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Funds’ Distributor, ALPS Distributors, Inc. For providing transfer agent services, ALPS receives a fee that is a base amount plus an annual fee based on the number of shareholders. For providing fund accounting services, ALPS receives fees, subject to a $550,000 annual minimum, at 0.04% of the average daily net assets up to $500 million, 0.03% of average daily net assets between $500 million and $1 billion, and 0.015% of the average daily net assets in excess of $1 billion. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors, and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing, and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative, or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries. Effective October 1, 2013, ALPS replaced U.S. Bancorp Fund Services, LLC as the International Value Fund’s transfer agent, fund accountant, and fund administrator.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of any class of the Funds creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of June 30, 2015, the following entities beneficially owned 25% or greater of a class of a Fund’s outstanding shares:

FUND	CLASS	BENEFICIAL OWNER	PERCENTAGE
Mid Cap Value Fund	Investor Class	Heartland Holdings, Inc. *	36.70%
Mid Cap Value Fund	Institutional Class	Heartland Holdings, Inc. *	52.66%
International Value Fund	Investor Class	Heartland Holdings, Inc. *	29.42%

*	Heartland Holdings, Inc. is an affiliate of the Advisor. Percentage reported includes shares held by Bill Nasgovitz through direct ownership and through his control of Heartland Holdings, Inc.

(7)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, and Value Fund that are redeemed or exchanged within 10 days (90 days for the International Value Fund) are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in capital”. The Funds retained redemption fees during the six months ended June 30, 2015 as follows:

	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Investor Class	$43	$2	$668	$5	$1,208
Institutional Class	2,566	–	106	–	–
Total	$2,609	$2	$774	$5	$1,208

(8)	INVESTMENT TRANSACTIONS

During the six months ended June 30, 2015, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. Government obligations.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
Select Value Fund	$81,189,550	$279,406,557
Mid Cap Value Fund	2,278,647	1,154,457
Value Plus Fund	242,867,188	1,234,347,202
Value Fund	291,888,642	356,500,493
International Value Fund	7,555,251	6,617,629

(9)	FEDERAL INCOME TAX INFORMATION

The Funds have qualified and intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

As of and during the six months ended June 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

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The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities as of June 30, 2015, are displayed in the table below.

				NET APPRECIATION/
				(DEPRECIATION) OF	NET TAX UNREALIZED
	TAX COST	GROSS UNREALIZED	GROSS UNREALIZED	FOREIGN CURRENCY	APPRECIATION/(DEPRECIATION)
FUND	OF INVESTMENTS	APPRECIATION	DEPRECIATION	AND DERIVATIVES	ON INVESTMENTS
Select Value Fund	$302,964,382	$87,202,365	$(10,044,913)	$–	$77,157,452
Mid Cap Value Fund	4,692,323	215,702	(243,259)	–	(27,557)
Value Plus Fund	1,543,205,576	290,721,728	(141,199,580)	–	149,522,148
Value Fund	976,404,247	236,921,207	(125,311,846)	(61,742)	111,547,619
International Value Fund	30,978,122	2,383,330	(3,549,818)	40,263	(1,126,225)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales and the mark-to-market of passive foreign investment companies.

(10)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the Investment Company Act of 1940) with the Value Plus and Value Funds; that is, the respective Fund held 5% or more of their outstanding voting securities during the six months ended June 30, 2015. The Select Value, Mid Cap Value, and International Value Funds had no transactions with affiliates during the same period.

VALUE PLUS FUND
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2015	PURCHASES	SALES	JUNE 30, 2015	DIVIDENDS	(LOSSES)
Black Box Corp.	1,084,336	–	1,084,336	–	$77,818	$(10,109,102)
Brady Corp. (Class A)	2,700,000	–	850,000	1,850,000	920,000	(6,231,528)
Briggs & Stratton Corp.	2,700,000	–	2,700,000	–	225,000	2,429,903
CDI Corp.	1,800,000	–	237,994	1,562,006	430,227	(2,619,357)
Comstock Resources, Inc.	3,400,000	–	3,400,000	–	–	(38,144,972)
CTS Corp.	2,125,000	–	625,000	1,500,000	139,000	4,396,312
Dynamic Materials Corp.	1,175,000	53,684	328,684	900,000	69,853	(2,299,821)
Encore Wire Corp.	1,325,000	32,000	482,000	875,000	25,640	7,750,589
ESCO Technologies, Inc.	1,400,000	–	900,000	500,000	100,331	5,566,830
Federal Signal Corp.	4,950,000	–	3,584,036	1,365,964	345,000	34,216,512
Fred's, Inc. (Class A)	2,875,000	–	475,000	2,400,000	329,084	2,391,084
FreightCar America, Inc.	1,150,000	–	425,000	725,000	180,000	(2,877,723)
Granite Construction, Inc.	2,300,000	25,000	980,000	1,345,000	407,836	7,410,743
Gulf Island Fabrication, Inc.	1,350,000	–	450,004	899,996	242,027	(8,891,797)
Harte-Hanks, Inc.	4,250,000	–	4,250,000	–	361,250	(13,352,656)
Heidrick & Struggles International, Inc.	1,775,000	–	–	1,775,000	461,500	–
Intrepid Potash, Inc.	5,393,101	–	1,693,101	3,700,000	–	(15,684,408)
Invacare Corp.	2,955,000	–	832,765	2,122,235	60,991	(3,886,577)
ManTech International Corp. (Class A)	1,500,000	–	325,000	1,175,000	514,500	1,283,492
Materion Corp.	1,564,060	–	564,060	1,000,000	204,750	6,521,933
OneBeacon Insurance Group, Ltd. (Class A)	1,000,000	550,000	50,000	1,500,000	537,674	(99,889)
Park Electrochemical Corp.	1,925,000	25,000	50,000	1,900,000	3,267,500	(499,228)
Quanex Building Products Corp.	3,175,000	–	338,700	2,836,300	246,000	105,971
Regis Corp.	4,600,000	300,000	750,000	4,150,000	–	(1,157,096)
Resources Connection, Inc.	3,100,000	76,904	776,904	2,400,000	408,000	2,913,010
Twin Disc, Inc.	575,000	–	202,195	372,805	83,966	(1,846,667)
Universal Forest Products, Inc.	1,150,000	–	450,000	700,000	280,000	6,799,100
Zep, Inc.	2,200,000	–	2,200,000	–	246,000	8,372,113
					$10,163,947	$(17,543,229)

37

VALUE FUND
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2015	PURCHASES	SALES	JUNE 30, 2015	DIVIDENDS	(LOSSES)
AgJunction, Inc.	5,571,500	–	–	5,571,500	$–	$–
Barrett Business Services, Inc.	500,000	–	–	500,000	220,000	–
Bravo Brio Restaurant Group, Inc.	400,000	600,000	–	1,000,000	–	–
CareTrust REIT, Inc.	1,000,000	600,000	–	1,600,000	405,207	–
CyberOptics Corp.	600,000	–	–	600,000	–	–
Digirad Corp.	1,614,800	–	92,611	1,522,189	156,849	72,656
Hooper Holmes, Inc.	6,242,700	–	–	6,242,700	–	–
Hudson Global, Inc.	3,232,412	17,588	–	3,250,000	–	–
Hudson Technologies, Inc	2,500,000	–	–	2,500,000	–	–
Jason Industries Inc.	1,000,000	200,000	200,000	1,000,000	–	(627,167)
Lincoln Educational Services Corp.	2,385,469	–	–	2,385,469	–	–
Magnetek, Inc.	299,999	–	–	299,999	–	–
NCI, Inc. (Class A)	294,885	316,986	–	611,871	48,000	–
PDI, Inc.	1,490,000	–	–	1,490,000	–	–
Perma-Fix Environmental Services, Inc.	800,000	60,000	–	860,000	–	–
Pioneer Power Solutions, Inc.	500,000	–	–	500,000	–	–
RCM Technologies, Inc.	1,100,000	–	–	1,100,000	–	–
Signal Genetics, Inc.	191,700	8,300	85,000	115,000	–	(673,098)
StarTek, Inc.	1,400,000	–	–	1,400,000	–	–
Sterling Construction Co., Inc.	1,000,000	–	1,000,000	–	–	(7,238,627)
Supreme Industries, Inc. (Class A)	1,450,000	–	700,000	750,000	41,250	1,096,348
Transcat, Inc.	507,151	42,849	–	550,000	–	–
TRC Cos., Inc.	2,200,000	–	1,260,373	939,627	–	1,306,944
Westell Technologies, Inc. (Class A)	3,000,000	–	898,826	2,101,174	–	480,682
					$871,306	$(5,582,262)

(11)	SUBSEQUENT EVENTS

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

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ADDITIONAL INFORMATION (UNAUDITED)

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	1/1/15	6/30/15	1/1/15 - 6/30/15	1/1/15 - 6/30/15
Heartland Select Value Fund - Investor	$1,000.00	$1,019.20	$5.96	1.19%
Heartland Select Value Fund - Institutional	1,000.00	1,020.50	4.61	0.92
Heartland Mid Cap Value Fund - Investor	1,000.00	997.00	6.19	1.25
Heartland Mid Cap Value Fund - Institutional	1,000.00	998.00	4.90	0.99
Heartland Value Plus Fund - Investor	1,000.00	960.80	5.64	1.16
Heartland Value Plus Fund - Institutional	1,000.00	962.00	4.43	0.91
Heartland Value Fund - Investor	1,000.00	986.70	5.37	1.09
Heartland Value Fund - Institutional	1,000.00	987.60	4.44	0.90
Heartland International Value Fund - Investor	1,000.00	1,044.00	7.55	1.49

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	1/1/15	6/30/15	1/1/15 - 6/30/15	1/1/15 - 6/30/15
Heartland Select Value Fund - Investor	$1,000.00	$1,018.89	$5.96	1.19%
Heartland Select Value Fund - Institutional	1,000.00	1,020.23	4.61	0.92
Heartland Mid Cap Value Fund - Investor	1,000.00	1,018.60	6.26	1.25
Heartland Mid Cap Value Fund - Institutional	1,000.00	1,019.89	4.96	0.99
Heartland Value Plus Fund - Investor	1,000.00	1,019.04	5.81	1.16
Heartland Value Plus Fund - Institutional	1,000.00	1,020.28	4.56	0.91
Heartland Value Fund - Investor	1,000.00	1,019.39	5.46	1.09
Heartland Value Fund - Institutional	1,000.00	1,020.33	4.51	0.90
Heartland International Value Fund - Investor	1,000.00	1,017.41	7.45	1.49

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandfunds.com, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

39

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

The Investment Company Act of 1940, as amended, requires that an investment advisory agreement be approved by the vote of a majority of the Board of Directors who are not parties to the investment advisory agreement or “interested persons” of the Funds (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. At its meeting held on May 14, 2015, the Board of Directors, including all of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreements for the Funds.

The Directors’ approval was based on their consideration and evaluation of a variety of factors, which included, among other things: (1) the nature, extent, and quality of the services provided by the Advisor, including the investment process used by the Advisor; (2) the performance of the Funds in comparison to their benchmark indices and a peer group of mutual funds; (3) the management fees and total operating expenses of the Funds, including comparative information with respect to a peer group of mutual funds; (4) the profitability of the Advisor with respect to the Funds; and (5) the extent to which economies of scale may be realized as the Funds grow. As part of this process, the Board of Directors reviewed and considered various materials, including, but not limited to the following:

MATERIALS RELATING TO THE NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR:

•	A summary of the Funds’ primary service providers;

•	A summary of the Advisor’s investment process for the Funds;

•	Biographical information regarding the portfolio management team for the Funds;

•	The Advisor’s Form ADV Part 1 and Part 2 (brochure, including supplements); and

•	Information regarding soft-dollar practices and usage, trading costs, and best execution.

INFORMATION WITH RESPECT TO FUND PERFORMANCE AND EXPENSES:

•	A Section 15(c) Report and related materials prepared by Lipper, Inc. comparing advisory fees, other expenses and the performance of each Fund against: (1) a peer group of funds consisting of such Fund and certain other no-load funds classified by Lipper as having the same investment style and a similar asset size as such Fund (“Expense Group”); and (2) a peer group of funds consisting of such Fund and all other funds having the same investment style regardless of asset size or the primary channel of distribution (“Performance Universe”);

•	Other comparative information of expenses and performance among each Fund and its corresponding Expense Group, and a customized Lipper Expense Group which was expanded to include the particular Fund’s peer funds which were in its Lipper Expense Group in either or both of the prior two years, are still in existence, and have the same investment style but were not a part of the Fund’s Lipper Expense Group for the current year; and

•	A memorandum from management summarizing the Lipper reports and setting forth management’s observations and conclusions based on that information.

MATERIALS RELATING TO PROFITABILITY OF THE ADVISOR:

•	A profitability analysis prepared by management;

•	An independent study prepared by Lipper, Inc. of the profitability of a group of publicly traded advisors;

•	A summary of revenue-sharing arrangements that the Advisor has with various distribution intermediaries; and

•	A memorandum prepared by management discussing economies of scale and providing additional information regarding advisory fees paid by the Advisor’s other clients with investment strategies similar to the Funds and the level of services provided to such other clients.

INFORMATION RELATING TO THE ADVISOR’S FINANCIAL STRENGTH:

•	The Advisor’s financial statements and independent auditor’s report for the year ended December 31, 2014;

•	Consolidated financial statements of Heartland Holdings, Inc. (the Advisor’s parent company) and its subsidiaries and independent auditor’s report for the year ended December 31, 2014;

•	Financial information for Heartland Holdings, Inc. for the first quarter ended March 31, 2015 (unaudited);

•	The Advisor’s historical assets under management chart for the past ten years;

•	The Advisor’s financial projections and distribution guidelines;

•	Changes in ownership (securities transactions) in Heartland Holdings’ stock during the first quarter of 2015; and

•	The Advisor’s management succession and personnel contingency plan.

In addition to the foregoing documents and information, the Independent Directors were assisted by their independent legal counsel, who was present at all times at the May 14, 2015, meeting and who provided a memorandum that outlined the duties and responsibilities of the Board of Directors in connection with approving the continuation of the Investment Advisory Agreements.

After reviewing and discussing this information, and taking into account other information routinely provided at its quarterly meetings throughout the year regarding the quality of the services provided by the Advisor, the performance of the Funds, expenses, regulatory compliance issues and related matters, the Board of Directors, including all of the Independent Directors, reached the following conclusions:

•	The nature and extent of the services provided by the Advisor are appropriate for the investment objectives and programs of the Select Value Fund, Value Plus Fund, Value Fund, Mid Cap Value Fund and International Value Fund and are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations;

•	The quality of the services provided by the Advisor is strong based upon: (a) the high quality and effectiveness of the compliance program, disaster recovery and business continuity plan, management succession plan and trading programs implemented by the Advisor on behalf of the Funds; and (b) in light of the investment objectives and principal investment strategies of the Funds, the acceptable investment performance of each Fund on a long-term basis, compared with its Lipper performance universe and benchmark indices, particularly on a risk-adjusted basis and after taking into account both the additional internal risk controls implemented by the Advisor and the procedures implemented by the Advisor to improve the performance of the Funds;

•	The operating expenses of the Funds are fair and reasonable based on the nature, scope and quality of the services provided to the Funds, especially taking into consideration the fact that the Advisor provides certain administrative services to the Funds which it is not contractually obligated to provide and which the Funds otherwise would need to obtain from the Advisor or a third party at additional expense, and those fees are competitive, taking into account all relevant circumstances, with fees paid by peer groups and fees charged by the Advisor to other accounts it manages under similar investment strategies and programs;

•	The level of profitability realized by the Advisor from its provision of services to the Funds is reasonable; and

•	The Advisor has sufficient financial resources and revenues to enable it to finance the provision and delivery of the services it is obligated to provide under the Investment Advisory Agreements.

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With regard to economies of scale, the Independent Directors noted that they did not view this to be a material factor given the Funds’ current asset levels. However, they noted that the five basis point fee reduction on net assets greater than $1.0 billion for the Select Value Fund, as well as the expense limitation agreements in place for the International Value and Mid Cap Value Funds, represent an appropriate sharing of economies of scales between the Advisor and such Funds at foreseeable asset levels. The Board also concluded that the current fee structure of the Value and Value Funds represents an appropriate sharing of economies of scales between the Advisor and such Funds at foreseeable asset levels.

The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee). The Board noted that the Advisor derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds. The Board determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process. The Advisor also benefits from increased trading efficiencies and experiences reputational benefits due to its association with the Funds. The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were reasonable.

The Independent Directors reached these conclusions after carefully considering all of the information provided by management and after taking into account recent developments and circumstances affecting the Funds. All of the factors above were considered separately by the Board of Directors, including the Independent Directors meeting in an executive session. The factors were viewed in their totality by the Board of Directors, with no single factor being the principal or determinative factor in the Board’s determination to approve the continuation of the Investment Advisory Agreements.

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INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS (UNAUDITED)

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board meets regularly to review, among other items, the Funds’ investments, performance and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of the members of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 789 North Water Street, Suite 500, Milwaukee, WI 53202.

			Term of office		Number of
		Position(s)	and length	Principal	Heartland Funds	Other
		held with the	of time	occupations during	overseen by	Directorships
INDEPENDENT DIRECTORS:		Corporation	served(1)	past five years:	Director	held by Director(2)
	Robert A. Rudell Date of Birth: 9/48	Chairman of the Board Director	Since 1/06 Since 2/05	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	5	Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Medtox Scientific, Inc., April 2002 to July 2012; Director, Vantagepoint Funds, March 2007 to 2011 (31 mutual funds).

	Dale J. Kent Date of Birth: 11/52	Director	Since 8/03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	5	None

	Michael D. Dunham Date of Birth: 7/45	Director	Since 1/04	President, DGA Real Estate, LLC, since January 2006; President and Owner, Dunham Global Associates, LTD., since 2001; Chairman/Owner, Work Wise, LLC, since 2001; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	5	None

	Ward D. Armstrong Date of Birth: 1/54	Director	Since 2/08	Managing Partner, NorthRock Partners, LLC, October 2013 to present; Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, February 2010 to October 2013; Senior Vice President, Ameriprise Financial, Inc., November 1984 to May 2007; President, American Express Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	5	None

	Kenneth A. Kavajecz Date of Birth: 3/66	Director	Since 2/08	Dean of the Martin J. Whitman School of Management at Syracuse University, since July 2013; Chair of Finance Department, University of Wisconsin-Madison, July 2012 to June 2013; Professor of Finance – Wisconsin Alumni Chair in Investments, University of Wisconsin-Madison, September 2011 to June 2013; Associate Professor of Finance, University of Wisconsin-Madison, April 2004 to September 2011; Associate Dean of Undergraduate Program, University of Wisconsin-Madison, August 2008 to August 2011; Associate Dean of Masters Programs, University of Wisconsin- Madison, July 2006 to August 2011; Assistant Professor of Finance, June 2003 to April 2004; Assistant Professor, The Wharton School, February 1997 to June 2003; Assistant Economist, Board of Governors of the Federal Reserve System, Division of Monetary Affairs, 1988 to 1992.	5	None

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Number of
	Position(s)	Term of office	Principal	Heartland Funds	Other
	held with the	and length	occupations during	overseen by	Directorships
INTERESTED DIRECTORS AND OFFICERS:	Corporation	of time served(1)	past five years:	Director	held by Director(2)
William (“Bill”) J. Nasgovitz(3)(4) Date of Birth: 10/44	President and Director	Since 12/84	Chairman, Chief Investment Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Director, Heartland Advisors, Inc., since April 2008; President and Chief Executive Officer, Heartland Advisors, Inc., 1982 to 2012.	5	None

William (“Will”) R. Nasgovitz(4) Date of Birth: 4/78	Chief Executive Officer	Since 5/12	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., November 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC 2000 to 2002.	N/A	N/A

Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Chief Administrative Officer, Heartland Advisors, Inc., since June 2015; Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary, Heartland Group, Inc., May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.	N/A	N/A

Vinita K. Paul Date of Birth: 8/79	Vice President and Chief Compliance Officer Anti-Money Laundering Officer	Since 8/08 Since 2/14	General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since August 2008; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

Paul T. Beste Date of Birth: 1/56	Vice President Secretary	Since 9/97 Since 6/15	Senior Vice President, Chief Risk Officer, Heartland Advisors, Inc., since June 2015; Director, Heartland Advisors, Inc., since April 2008; Chief Operating Officer, Heartland Advisors, Inc., December 1999 - June 2015; Assistant Secretary, Heartland Group, Inc., May 2010 to June 2015; Anti-Money Laundering Officer, Heartland Group, Inc., November 2002 to February 2014; Secretary, Heartland Group, Inc., November 2005 to May 2010; Principal Accounting Officer, Heartland Group, Inc., December 2009 to May 2010; Interim Treasurer and Principal Accounting Officer, Heartland Group, Inc., September 2008 to December 2008; Secretary and Treasurer, Heartland Value Manager, LLC, August 2000 to April 2011; employed by Heartland Advisors, Inc., in other capacities since 1997.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.
(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.
(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor.
(4)	William (“Will”) R. Nasgovitz is the son of William (“Bill”) J. Nasgovitz.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent, Michael D. Dunham, Ward D. Armstrong and Kenneth A. Kavajecz. Mr. Kent serves as chairman of the Audit Committee, and Mr. Dunham serves as chairman of the Nominating Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had four meetings during the twelve months ended June 30, 2015.

The Nominating Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating Committee generally accepts recommendations for nominations by shareholders of the Funds. The Nominating Committee has adopted a written charter. The Nominating Committee had no meetings during the twelve months ended June 30, 2015. The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandadvisors.com or upon request, by calling 1-800-432-7856.

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DEFINITIONS AND DISCLOSURES (UNAUDITED)

Certain security valuations and forward estimates are based on Heartland Advisors’ calculations. Statements regarding securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s view when made and are subject to change at any time based on market and other considerations. Any forecasts may not prove to be true. Economic predictions are based on estimates and are subject to change. There is no guarantee that any particular investment strategy will be successful.

10 Principles of Value Investing™ consist of the following criteria for selecting securities: (1) catalyst for recognition; (2) low price in relation to earnings; (3) low price in relation to cash flow; (4) low price in relation to book value; (5) financial soundness; (6) positive earnings dynamics; (7) sound business strategy; (8) capable management and insider ownership; (9) value of company; and (10) positive technical analysis.

Basis Point (bps) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Cyclical Stocks cover Basic Materials, Capital Goods, Communications, Consumer Cyclical, Energy, Financial, Technology, and Transportation which tend to react to a variety of market conditions that can send them up or down and often relate to business cycles.

Defensive Stocks include Health Care, Utilities, and Consumer Staples. These companies usually don’t suffer as much in a market downturn as they relate to basic needs.

Net Interest Margin is a performance metric that examines how successful a firm’s investment decisions are compared to its debt situations. A negative value denotes that the firm did not make an optimal decision, because interest expenses were greater than the amount of returns generated by investments.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash and acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing or its forward 12 months’ earnings per share.

Real Estate Investment Trust (REIT) is a security that sells like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages.

Total Debt/Total Capital Ratio of a stock is calculated by dividing the short-and long-term debt obligations of the company by its total capital, which is represented by the company’s debt and shareholders’ equity, which includes common stock, preferred stock, minority interest and net debt.

Korea Stock Exchange KOSPI Index is a capitalization-weighted index of all common shares on the Korean Stock exchanges and was developed with a base value of 100 as of January 4, 1980. Note: the preferred shares are excluded in calculating the KOSPI Index from June 14, 2002.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth characteristics.

Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth characteristics.

Russell Global® ex-U.S. Small Cap Value Index measures the small-cap value segment of the global equity universe as defined by Russell’s leading style methodology, excluding companies assigned to the U.S.

Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth characteristics.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Investment Group.

All indices are unmanaged. It is not possible to invest directly in an index.

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Heartland Advisors’ commitment to you:
Striving to achieve superior investment results and outstanding client service

Fundamental Research

We remain focused on discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We leverage our investment team’s decades of experience to uncover out-of-favor, financially sound and undervalued companies

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s

10 Principles of Value InvestingTM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandadvisors.com. Please read the prospectus carefully before investing.

HLF004891/0416

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referenced to in Item 2 was filed as Exhibit 12(d)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on February 25, 2015, and is incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
Chief Executive Officer

Date:	August 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
Chief Executive Officer

Date:	August 24, 2015

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	August 24, 2015